Risk management	12 Months Ended
Dec. 31, 2020
Risk management [abstract]
Risk management

Risk governance (*)

Effective risk management requires firm-wide risk governance. ING’s risk and control structure is based on the ‘three lines of defence’ governance model. Each line has a specific role and defined responsibilities, with the execution of tasks being distinct from the control of these same tasks. The three lines work closely together to identify, assess, and mitigate risks.

This governance framework is designed in such a way that risk is managed in line with the risk appetite approved by the Management Board Banking (MBB), the Executive Board (EB) and the Supervisory Board (SB); and this approach is cascaded throughout ING. The MBB is composed of the Executive Board of ING Group, the heads of the business lines and the chief operating officer.

The heads of ING’s banking business and support functions and the heads of the country units, or their delegates, are the first line of defence. They have the primary ownership, accountability and responsibility for assessing, controlling and mitigating all financial and non-financial risks affecting their businesses, and, for the completeness and accuracy of the financial statements and risk reports with respect to their responsible areas. The COO is responsible and accountable for proper security and controls on global applications and IT platforms servicing the Bank and implementing proper processes.

The second line of defence consists of oversight and specialised functions in risk management and compliance. They (i) have co-responsibility for risk management, through articulating and translating the risk appetite into methodologies and policies to support and monitor business management's control of risk, (ii) objectively challenge risk management execution and control processes and coordinate the reporting of risks and controls by the first line of defence, (iii) advise management on risk management and compliance and have decision-making power in relation to business activities that are judged to present unacceptable risks to ING and (iv) can set minimum requirements in terms of quality and quantity of global resourcing in the risk management and compliance functions.

The internal audit function forms the third line of defence. It provides an independent assessment of the effectiveness of internal controls over the risks to ING’s business processes and assets, including risk management activities performed in both the first and second lines of defence. To protect its independent nature, decisions regarding the appointment, re-appointment or dismissal from office as well as the remuneration package of the head of the internal audit function require Supervisory Board approval.

The next graph illustrates the different key senior management level committees in place in the risk governance structure.

Board-level risk oversight (*)

ING has a two-tier board structure consisting of a Management Board (EB for ING Group and MBB for ING Bank) and a Supervisory Board (SB); both tiers play an important role in managing and monitoring the risk management framework.

▪The SB is responsible for supervising EB and MBB policy, the general course of affairs of ING Group, ING Bank and its business (including its financial policies and corporate structure). For risk management purposes the SB is advised mainly by the Risk Committee, which assists and advises in monitoring the risk profile and approving the overarching risk appetite of the company as well as the structure and effective operation of the internal risk management and control systems.

▪The EB is responsible for managing risks associated with all activities of ING Group, whereas the MBB is responsible for managing risks associated with all activities of ING Bank. The EB and MBB responsibilities include ensuring that internal risk management and control systems are effective and that ING Group and ING Bank comply with relevant legislation and regulations. On a regular basis, the EB and MBB report on these issues and discuss the internal risk management and control systems with the SB. On a quarterly basis, the EB and MBB report on ING’s risk profile versus its risk appetite to the Risk Committee, explaining changes in the risk profile.

As a member of the EB and the MBB, the CRO is responsible for ensuring that risk management issues are heard and discussed at the highest level. The CRO steers a risk organisation both at head-office and business-unit levels, which participates in commercial decision-making, bringing countervailing power to keep the risk profile within the agreed risk tolerance. The CRO reports to the SB committee on ING’s risk appetite levels and on ING’s risk profile at least quarterly. In addition, the CRO briefs them on developments in internal and external risk-related issues and seeks to ensure they understand specific risk concepts.

Executive level (*)

The key risk committees described below act within the overall risk policy and delegated authorities granted by the MBB:

▪Global Credit and Trading Policy Committee (GCTP) discusses and approves policies, methodologies, and procedures related to credit, trading, country, and reputation (i.e. environmental and social risk or ESR) risks. The GCTP meets on a monthly basis. After the MBB and the GCTP, the Credit and Trading Risk Committee (CTRC) is the highest level body authorised to discuss and approve policies, methodologies, and procedures related to credit and trading risk.

▪Global Credit Committee – Transaction Approval (GCC(TA)) discusses and approves transactions that entail taking credit risk (including investment risk), country, legal, and environmental and social risk. The GCC(TA) meets twice a week.

▪Asset and Liability Committee Bank (ALCO Bank) discusses and steers, on a monthly basis, the overall risk profile of all ING Bank’s balance sheet and capital management risks. ALCO Bank discusses and approves policies, methodologies and procedures regarding solvency, market risk in the banking book and funding and liquidity risks.

▪Non-Financial Risk Committee Bank (NFRC Bank) is accountable for the design and maintenance of the Non-financial risk management framework including operational risk management, compliance and legal policies, minimum standards, procedures and guidelines, development of tools, methods, and key parameters (including major changes) for risk identification, measurement, mitigating and monitoring/ reporting. NFRC Bank meetings are held at least quarterly.

▪The Model Risk Management Committee (MoRMC) discusses and steers, on a monthly basis, the overall model strategy. MoRMC discusses and approves policies and methodologies related to model risk management.

Regional and business unit level (*)

ING’s regional and/or business unit management have primary responsibility for the management of risks (credit, market, funding and liquidity, operational, IT, compliance and model) that arise in their daily operations. They are accountable for the implementation and execution of appropriate risk frameworks affecting their businesses in order to comply with procedures and processes at the corporate level. Where necessary, the implementation is adapted to local requirements.

The regional and/or business unit CROs are involved in these activities. The local (regional and BU) CRO is responsible for the analysis, monitoring and management of risks across the whole value chain (from front to back office). The local risks are discussed in local risk committees that roll up to the key risk committees at executive level. Local Client Integrity Risk Committees (CIRCs) assess client integrity risk and they have a final decision on client acceptance or client off-boarding, from a risk-based perspective, in the areas of financial economic crime (FEC), Foreign Account Tax Compliance Act (FATCA), Common Reporting Standard (CRS) and environmental and social risk (ESR).

Organisational structure (*)

Over the past years, banks have been faced with regulatory and public pressure with regard to their risk management policies, processes and systems. A raft of new requirements and regulations has been introduced and implemented. To address these internal and external (market and regulatory) developments and challenges effectively, ING regularly reviews the set-up of its risk-management organisation. This allows for better support of the Bank’s Think Forward strategy and enhances the interconnectedness of the risk oversight responsibilities in business units with global risk functions. The following organisation chart illustrates the reporting lines in 2020 for the risk organisation:

Risk policies, procedures and standards (*)

ING has a framework of risk management policies, procedures, and minimum standards in place to create consistency throughout the organisation, and to define requirements that are binding for all business units. The goal of the governance framework of the local business units is to align with ING’s framework and to meet local (regulatory) requirements. Senior management is responsible for the implementation of and adherence to policies, procedures and standards. Policies, procedures and standards are regularly reviewed and updated via the relevant risk committees to reflect changes in requirements, markets, products and practices.

Governance (*)

ING’s credit risk strategy is to maintain an internationally diversified loan and bond portfolio, while avoiding large risk concentrations. The emphasis is on managing business developments within the business lines by means of a top-down risk appetite framework, which sets concentration limits for countries, individual clients, sectors, products, secondary risk (collateral/guarantees) and investment activities. The aim is to support relationship-banking activities, while maintaining internal risk/reward guidelines and controls.

ING has organised support functions at two levels: Tier 1, operational unit level, and Tier 2, head office level. Credit risk is a Tier 1 level risk function within ING and is part of the second line of defence. It is managed by regional and/or business unit CROs. The CRO Wholesale Banking (WB), CRO Challengers & Growth Markets (C&G), CRO Netherlands and CRO Belux focus on specific risks in the geographical and/or business areas of their responsibilities. The Financial Risk department is a Tier 2 level risk function, which is responsible for the consolidated risk appetite setting, risk frameworks, model development and policies.

The credit risk function encompasses the following activities:

▪Measuring, monitoring and managing credit risks in the bank’s portfolio, including the measures taken since the start of the Covid-19 crisis;

▪Challenging and approving new and modified transactions and borrower reviews;

▪Managing the levels of provisioning and risk costs, and advising on impairments; and

▪Providing consistent credit risk policies, systems and tools to manage the credit lifecycle of all activities.

Credit risk categories (*)

Credit risk uses the following risk categories to differentiate between the different types of credit risk:

▪Lending risk: is the risk that the client (counterparty, corporate or individual) does not pay the principal, interest or fees on a loan when they are due, or on demand for letters of credit (LCs) and guarantees provided by ING.

▪Investment risk: is the credit default and risk rating migration risk that is associated with ING’s investments in bonds, commercial paper, equities, securitisations, and other similar publicly traded securities. This can be viewed as the potential loss that ING may incur as a result of holding a position in underlying securities whose issuer's credit quality deteriorates or defaults. All investments in the banking book are classified in the investment risk category. The primary purpose of ING’s investments in the banking books is for liquidity management.

▪Money market (MM) risk: arises when ING places short-term deposits with a counterparty in order to manage excess liquidity. In the event of a counterparty default, ING may lose the deposit placed.

▪Pre-settlement (PS) risk: arises when a client defaults on a transaction before settlement and ING must replace the contract by a trade with another counterparty at the then prevailing (possibly unfavourable) market price. This credit risk category is associated with derivatives transactions (exchange-traded derivatives, over-the-counter (OTC) derivatives and securities financing transactions).

▪Settlement risk: is the risk that arises when there is an exchange of value (funds or instruments) for the same value date or different value dates and receipt is not verified or expected until after ING has given irrevocable instructions to pay or has paid or delivered its side of the trade. The risk is that ING delivers but does not receive delivery from its counterparty. ING manages settlement risk in the same way as other credit risks by setting a risk limit per client. Due to the short-term nature (typically one day), ING does not hold provisions for settlement risk. Although a relatively low risk, ING increasingly uses DVP (delivery versus payment) and safe settlement payment techniques to reduce settlement risk.

For the reconciliation between credit risk outstandings categories and financial assets, refer to the table below:

Reconciliation between credit risk categories and financial position (*)
Credit risk categories	Mainly relates to:	Notes in the financial statements
Lending risk	-Cash and balances with central banks	Note	2	Cash and balances with central banks
	-Loans and advances to banks	Note	3	Loans and advances to banks
	-Loans and advances to customers	Note	4	Financial assets at fair value through profit or loss
	-Off-balance sheet items e.g. obligations under financial guarantees and letters of credit and undrawn	Note	5	Financial assets at fair value through other comprehensive income
	credit facilities	Note	7	Loans and advances to customers
		Note	44	Contingent liabilities and commitments
Investment risk	-Debt securities	Note	4	Financial assets at fair value through profit or loss
	-Equity securities	Note	5	Financial assets at fair value through other comprehensive income
		Note	6	Securities at amortised cost
Money market (MM) risk	-Cash and balances with central banks	Note	2	Cash and balances with central banks
	-Loans and advances to banks	Note	3	Loans and advances to banks
	-Loans and advances to customers	Note	7	Loans and advances to customers
Pre-settlement (PS) risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note	4	Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note	14	Financial liabilities at fair value through profit or loss
	-Securities financing	Note	43	Offsetting financial assets and liabilities
Settlement risk	-Financial assets at fair value through profit or loss (trading assets and non-trading derivatives)	Note	4	Financial assets at fair value through profit or loss
	-Financial liabilities at fair value through profit or loss (trading assets and non-trading derivatives)	Note	11	Other assets
	-Amounts to be settled	Note	14	Financial liabilities at fair value through profit or loss
		Note	16	Other liabilities

Credit risk appetite and concentration risk framework (*)

The credit risk appetite and concentration risk framework is designed to prevent undesired high levels of credit risk and credit concentrations within various levels of the ING portfolio. It is derived from the concepts of boundaries and instruments as described in the ING Risk Appetite Framework.

Credit risk appetite is the maximum level of credit risk ING is willing to accept for growth and value creation. The credit risk appetite is linked to the overall bank-wide risk appetite framework. The credit risk appetite is expressed in quantitative and qualitative measures. Having a credit risk appetite achieves:

▪Clarity about the credit risks that ING is prepared to assume, target setting and prudent risk management;

▪Consistent communication to different stakeholders;

▪Guidelines on how to align reporting and monitoring tools with the organisational structure and strategy; and

▪Alignment of business strategies and key performance indicators of business units with ING’s credit risk appetite through dynamic planning.

Credit risk appetite is set at different levels within ING and specifies the scope and focus of the credit risk of ING, and the composition of the credit portfolio, including its concentration and diversification objectives in relation to business lines, sectors and products.

The credit risk appetite and concentration risk framework is composed of:

▪Country risk concentration: Country risk is the risk that arises due to events in a specific country (or group of countries). In order to manage the maximum country event loss ING is willing to accept, boundaries are approved by the SB. The estimated level is correlated to the risk rating assigned to a given country. Actual country limits are set by means of country instruments, which are reviewed monthly and updated when needed. For countries with elevated levels of geopolitical or severe economic cycle risk, monitoring is performed on a more frequent basis with strict pipeline and exposure management.

▪Single name and industry sector concentration: ING has established a credit concentration risk framework in order to identify, measure and monitor single name concentration and industry sector concentration (systemic risk). The same concept of boundaries and instruments is applicable.

▪Product and secondary risk concentration: ING has established a concentration framework to identify, measure and monitor product concentration and secondary risk.

▪Scenarios and stress tests: Stress testing evaluates ING’s financial stability under severe, but plausible stress scenarios, and supports decision-making that assures ING remains a financially going concern even after a severe event occurs. In addition to the bank-wide stress testing framework described above, ING performs regularly sensitivity analyses to assess portfolio risks and concentrations. These sensitivity analyses are consistent with the stress scenario established in the Group-wide credit risk appetite framework. In light of Covid-19 ING incorporated pandemic specific scenarios for the stress tests to gain insight into the potential effects of Covid-19 on the credit risk in the portfolios.

▪Product approvals: The product approval and review process (PARP) assesses and manages risks associated with the introduction of new or modified products. It ensures that sound due diligence is performed by relevant stakeholders and the relevant risks (credit, operational, compliance, etc.) are addressed appropriately.

▪Sector strategy and risk appetite papers: These are detailed analyses of defined products and/or industries. They identify the major risk drivers and mitigants, the internal business mandate, and propose the risk (including business) parameters – and potentially the maximum product and/or portfolio limit - to undertake that business. A sector strategy and risk appetite paper is always prepared by the front office responsible for the internal business mandate and requires an approval from the designated approval authority. Sector strategy and risk appetite papers may carry various names and/or may have geographical and/or business limitations (e.g. local vs global).

▪Credit approval process: The purpose of the credit approval process is that individual transactions and the risk associated with these transactions are assessed on a name-by-name basis. For each type of client there is a dedicated process with credit risk managers specialised along the business lines of ING, including the use of automated decision-making in certain cases. The credit approval process is supported by a risk rating system and exposure monitoring system. Risk ratings are used to indicate a client’s creditworthiness which translates into a probability of default. This is used as input to determine the maximum risk appetite that ING has for a given type of client (reference benchmark). The determination of the delegated authority (the amount that can be approved at various levels of the organisation) is a function of the risk rating of the client and ING’s credit risk exposure on the client. Where necessary, underwriting standards were reviewed and refined to limit the credit risk to portfolios particularly sensitive to Covid-19.

Credit risk portfolio (*)

ING’s credit exposure is mainly related to lending to individuals and businesses followed by investments in bonds and securitised assets, and money market. Loans to individuals are mainly mortgage loans secured by residential property. Loans (including guarantees issued) to businesses are often collateralised, but may be unsecured based on the internal analysis of the borrower’s creditworthiness. Bonds in the investment portfolio are generally unsecured, but predominantly consist of bonds issued by central governments and EU and/or OECD based financial institutions. Secured bonds, such as mortgage backed securities and asset backed securities are secured by the underlying diversified pool of assets (commercial or residential mortgages, car loans and/or other assets) held by the securities issuer. For money market, exposure is mainly deposits to central banks. The last major credit risk source involves pre-settlement (PS) exposures which arise from trading activities, including derivatives, repurchase transactions and securities lending/borrowing transactions. This is also commonly referred to as counterparty credit risk.

The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients. This is applicable to all following tables in the sections credit risk portfolio, credit risk mitigation and credit quality that includes outstandings by economic sectors with prior period comparatives.

Portfolio analysis per business line (*)

Outstandings per line of business (*)[1,2,3,4]
in EUR million		Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Rating class		2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Investment grade	1 (AAA)	74,735	31,859	357	372	34,782	18,973	2,375	24,774	112,248	75,978
	2-4 (AA)	63,239	46,394	6,119	5,853	38,586	36,460	18	1,832	107,961	90,539
	5-7 (A)	66,537	66,756	23,143	20,922	54,381	48,587	349	323	144,409	136,588
	8-10 (BBB)	104,987	115,888	120,714	115,192	53,346	49,681	2,692	3,190	281,738	283,951
Non-Investment grade	11-13 (BB)	65,832	86,342	61,797	63,993	39,823	41,584	0	31	167,451	191,950
	14-16 (B)	20,925	22,929	17,759	15,845	10,299	14,755			48,983	53,528
	17 (CCC)	1,822	1,081	2,543	2,223	844	933	128	98	5,338	4,335
Substandard grade	18 (CC)	1,690	1,228	1,170	1,409	514	531			3,374	3,168
	19 (C)	518	659	1,306	1,056	600	672			2,423	2,387
NPL grade	20-22 (D)	4,415	4,516	5,614	4,316	3,203	2,399	295	275	13,526	11,506
Total		404,699	377,651	240,520	231,180	236,377	214,575	5,857	30,524	887,454	853,930

Industry
Private Individuals		25	31	160,884	164,466	172,390	167,262			333,299	331,758
Central Banks		84,697	34,044			27,921	8,383	632	23,339	113,250	65,766
Real Estate		26,271	38,338	24,064	13,205	3,297	2,732			53,632	54,275
Commercial Banks		42,088	44,152	201	250	8,211	8,884	3,010	3,502	53,509	56,788
Central Governments		43,753	37,449	1,691	1,364	4,482	6,356	1,697	3,131	51,623	48,300
Natural Resources		43,905	54,113	1,090	976	553	806			45,549	55,894
Non-Bank Financial Institutions		40,581	37,695	1,488	1,396	323	378	456	512	42,848	39,981
Transportation & Logistics		24,692	27,334	3,571	2,882	696	764			28,960	30,980
Food, Beverages & Personal Care		14,706	16,691	6,162	5,960	1,975	2,151			22,843	24,802
Services		8,878	10,252	11,302	10,929	808	862	4	3	20,993	22,046
Lower Public Administration		5,698	3,594	4,756	5,619	9,010	8,184			19,464	17,397
Utilities		17,062	16,377	1,358	741	136	145			18,556	17,263
General Industries		10,943	12,599	4,346	4,269	2,359	2,764			17,648	19,632
Other		41,398	44,982	19,607	19,123	4,214	4,906	58	36	65,279	69,046
Total		404,699	377,651	240,520	231,180	236,377	214,575	5,857	30,524	887,454	853,930

Outstandings per line of business (*) - continued[1,2,3]
	in EUR million	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
	Region	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Europe	Netherlands	72,236	41,255	149,686	142,547	645	905	2,965	25,340	225,532	210,046
	Belgium	36,517	33,936	84,104	82,368	642	572	19	18	121,282	116,894
	Germany	21,102	18,067	542	485	119,032	99,966	45	43	140,722	118,561
	Poland	18,296	15,713	55	66	20,750	20,377			39,101	36,156
	Spain	9,157	8,849	66	68	25,255	21,838	35	30	34,512	30,785
	United Kingdom	30,582	27,026	193	277	170	225	73	1,872	31,018	29,400
	Luxemburg	20,080	22,209	4,373	4,051	864	1,554	13	13	25,330	27,827
	France	15,651	13,914	618	519	6,447	6,267	6	3	22,721	20,703
	Rest of Europe	61,213	65,432	525	406	20,573	22,816	13	25	82,324	88,679
	Americas	64,688	67,893	210	223	1,535	1,457	312	340	66,745	69,912
	Asia	44,961	52,065	91	103	166	180	2,376	2,840	47,594	55,188
	Australia	8,134	8,622	22	27	40,294	38,416	0	1	48,451	47,066
	Africa	2,082	2,671	36	40	3	2			2,121	2,713
	Total	404,699	377,651	240,520	231,180	236,377	214,575	5,857	30,524	887,454	853,930

1 Based on credit risk measurement contained in lending, pre-settlement, money market and investment activities.
2 Based on the total amount of credit risk in the respective column using ING’s internal credit risk measurement methodologies. Economic sectors (industry) below 2% are not shown separately but grouped in Other.
3 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.
4 The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients.

Overall portfolio (*)

During 2020, ING’s portfolio size increased by €33.5 billion (+ 3.93%) to €887.5 billion outstandings. The net volume growth was concentrated in the Money Market and Lending risk categories and was mainly due to growth in exposures to Central Banks relating to participation in TLTRO III. Excluding Central Banks, the portfolio size decreased by €14.0 billion, driven by a reduction in Lending exposures and FX impact mainly due to the weakening of the US dollar against euro.

Foreign exchange rate changes had a negative impact on portfolio growth and reduced total outstanding by €13.9 billion. This was driven by the depreciation of the US dollar (-8.45%), Polish new zloty (-6.64%), New Turkish lira (-26.65%) and the British pound (-5.36%) against the euro.

Rating distribution (*)

In 2020, governments and banks introduced numerous measures to financially support individuals and businesses during the Covid-19 pandemic. These support measures in many case prevent or delay financial difficulties of customers. As a result, Covid-19 did not materially affect the overall rating distribution in the portfolio per 31 December 2020. Refer to ‘Covid-19 sensitive sectors’ for the impact on the portfolios most sensitive to Covid-19.

Overall, the rating class concentration slightly improved. The share of investment grade rating classes increased from 68.7% to 72.8%, while the share of non-investment grade decreased, from 29.3% to 25.0%. Substandard grade outstanding remained stable at 0.7% of total portfolio, whereas the non-performing loans (NPL) grade increased share from 1.3% to 1.5%.

With respect to the rating distribution within the business lines, in Wholesale Banking AAA and AA rated assets increased driven by Central Banks exposures, mainly due to the transfer of the reserve deposit with the Dutch central bank (DNB) from Corporate Line Bank to Wholesale Banking. Further decrease in BBB rating class for Wholesale Banking was seen with Commercial Banks’ exposures, while for BB rating the outstanding decreased primarily in natural resources and transportation and logistics industries.

The rating distribution for Retail Benelux improved mostly because of Dutch residential mortgages, shifting from rating class BB to ratings A and BBB, driven by continuing increase of the NVM house price index and improving LTVs, despite Covid-19. Additionally, a trend of early repayments was visible in the Dutch mortgage portfolio, further reducing the share of BB rating class. Residential mortgages in Belgium also improved in rating distribution, reducing concentration in BB and B ratings, while increasing in AA, A and BBB. On the other hand, the retail mid-corporates portfolio showed a worsening of rating distribution both in Belgium and the Netherlands, shifting volumes from BBB to B rating.

In Retail Challengers & Growth Markets, the increase in AAA-rating was explained by increased reserve deposits the central banks of Germany and Australia. Similarly, rating class A increased due to exposures to Banco de Espana. Further, the increase in AA is partially explained by Australian residential mortgages . In Germany residential mortgage loans grew steadily, mainly in rating classes A and BBB, with Poland and Spain also contributing to the growth of A-rated residential mortgages.

Corporate line decreased concentration in AAA rating class due to the transfer of the reserve deposit with the Dutch central bank (DNB) to Wholesale Banking.

Industry (*)

The industry composition within Retail is concentrated in private individuals with 67% for Retail Benelux and 73% for Retail Challengers & Growth. Dutch residential mortgages continued to decrease driven by run-off at Westland Utrecht bank and higher regular repayments, partly mitigated by stable new production at Domestic Bank NL throughout 2020. In Belgium, residential mortgages slightly decreased in total volume, while an increase was seen with lease products in Belgium mid-corporate portfolio.

In C&G, apart from mortgage volumes growth, an increased outstanding was seen in Lower Public Administration (seen in Germany, France and Australia) and in Real Estate (Australia).

Within Wholesale Banking, the sector development in Central Banks is consistent with the development in the investment grade category above. Exposures towards Central Governments increased due to higher bond investments with Italy, Poland and France, while Commercial Banks decreased exposure, driven by lower volumes of trade-related transactions, seen in Australia.

The most noticeable reduction in Wholesale Banking was seen in Natural Resources, where exposures decreased significantly, most visible in Singapore, Luxembourg, US, UK and UAE. Outstanding to Transportation & Logistics also decreased, seen in the Netherlands, Hong Kong and Belgium, partly mitigated by an increase in Germany. Apart from the above ING Wholesale increased its exposure to Lower Public Administration (Germany and France), while overall exposure decreased in Food, Beverages & Personal Care (Belgium and Argentina).

Covid-19 sensitive sectors (*)

Aviation (Transportation & Logistics): exposure amounted to €4.6 billion outstanding (0.52% of total portfolio). In terms of rating, the distribution of outstanding worsened compared to 2019, with main concentration shifting from BBB to BB and B rating classes. Substandard grade outstanding increased to 1.2% from 0% of Aviation portfolio, whereas the non-performing grade increased to 4.5% from 0%.

Hospitality & Leisure (Services and Food, Beverages & Personal Care): exposure amounted to €5.9 billion outstanding (0.67% of total portfolio). Rating distribution worsened compared to 2019, with outstanding shifting from BBB and BB ratings into B, CCC and CC rating classes. Substandard grade increased to 9.7% from 1.8%, whereas the NPL grade increased to 6.2% from 2.5%.

Non-food retail (Retail): exposure slightly reduced and amounted to €10.8 billion (1.22% of total portfolio). Rating distribution remained relatively stable, with concentration reducing in BBB, BB and B ratings and slightly increasing in A rating class. Substandard grade decreased to 0.7% from 0.9%, while NPL grade increased to 3.3% from 3.2%.

Outstandings by economic sectors and geographical area (*) [1]
in EUR million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	Luxemburg	France	Rest of Europe	America	Asia	Australia	Africa	2020
Private Individuals	114,219	42,443	88,178	12,216	21,775	186	3,203	2,644	14,717	169	173	33,346	29	333,299
Central Banks	43,615	22,840	23,601	31	3,058	6,247	3,855	811	3,655	0	4,090	1,424	23	113,250
Real Estate	18,349	10,540	1,374	2,478	1,460	313	3,846	3,511	3,839	2,889	828	4,197	7	53,632
Commercial Banks	1,640	265	4,546	607	468	6,931	3,478	6,218	6,926	7,434	13,222	1,476	298	53,509
Central Governments	6,636	6,762	2,010	8,956	4,435	55	175	2,130	10,020	8,949	344	712	439	51,623
Natural Resources	2,830	1,214	1,102	626	286	3,435	959	316	13,542	8,193	11,442	821	782	45,549
Non-Bank Financial Institutions	2,743	940	3,301	1,502	126	6,348	4,054	1,547	4,096	14,726	3,089	376	0	42,848
Transportation & Logistics	4,162	2,016	1,503	1,018	539	1,934	641	782	6,229	3,628	5,468	743	295	28,960
Food, Beverages & Personal Care	6,623	2,783	306	1,932	515	782	1,663	789	2,202	3,975	1,072	191	10	22,843
Services	4,281	9,307	584	783	159	520	454	411	1,054	2,314	612	515	0	20,993
Lower Public Administration	432	4,875	7,526	721	0		583	1,693	528	1,026	30	2,050	0	19,464
Utilities	1,731	1,277	1,815	618	610	2,105	583	402	2,975	3,196	1,716	1,292	237	18,556
General Industries	4,176	2,802	1,030	2,134	252	234	266	194	3,014	2,477	1,053	16	0	17,648
Other	14,094	13,218	3,843	5,478	829	1,926	1,572	1,273	9,527	7,769	4,456	1,293	0	65,279
Total	225,532	121,282	140,722	39,101	34,512	31,018	25,330	22,721	82,324	66,745	47,594	48,451	2,121	887,454

Rating class
Investment grade	169,111	78,294	118,082	26,045	26,622	25,924	19,528	16,688	51,233	44,279	35,879	34,545	127	646,357
Non-Investment grade	51,818	38,113	21,185	11,979	7,468	4,837	5,530	5,870	29,051	20,758	10,696	12,651	1,816	221,772
Substandard grade	1,794	1,159	516	215	102	101	191	37	679	476	94	349	83	5,798
NPL grade	2,808	3,715	939	862	320	156	81	126	1,360	1,232	925	905	95	13,526
Total	225,532	121,282	140,722	39,101	34,512	31,018	25,330	22,721	82,324	66,745	47,594	48,451	2,121	887,454
1 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.

Outstandings by economic sectors and geographical area (*)[1,2]
in EUR million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	Luxemburg	France	Rest of Europe	America	Asia	Australia	Africa	2019
Private Individuals	117,194	43,057	84,281	11,296	20,758	248	3,019	2,242	15,626	222	179	33,602	36	331,758
Central Banks	21,635	16,651	7,573	211	370	1,867	5,048	796	6,454	0	4,951	200	8	65,766
Commercial Banks	1,918	358	4,231	254	743	7,206	3,771	5,945	7,398	7,682	13,576	3,353	352	56,788
Natural Resources	2,556	1,323	959	729	220	4,307	2,339	652	16,037	9,521	15,442	749	1,061	55,894
Central Governments	7,970	5,777	3,033	6,626	4,597	42	184	1,554	6,668	9,724	1,071	689	367	48,300
Non-Bank Financial Institutions	2,852	1,178	2,856	1,252	175	7,462	2,983	1,318	4,117	12,145	3,178	315	149	39,981
Real Estate	18,478	10,287	1,418	2,415	1,390	350	3,865	3,503	4,539	3,685	886	3,450	8	54,275
Transportation & Logistics	4,722	2,298	505	1,100	569	2,081	868	812	6,129	3,979	6,818	651	447	30,980
Food, Beverages & Personal Care	6,301	3,095	322	2,093	329	995	1,779	874	2,602	4,632	1,651	111	19	24,802
Services	4,683	9,272	574	822	162	774	646	711	1,109	2,264	604	426	0	22,046
General Industries	4,096	3,301	1,143	2,295	274	382	437	144	3,504	2,628	1,423	5	0	19,632
Utilities	1,331	1,056	1,673	654	418	2,032	571	445	3,103	3,493	1,380	843	265	17,263
Lower Public Administration	522	5,949	5,798	727	4	0	728	471	536	958	18	1,686	0	17,397
Chemicals, Health & Pharmaceuticals	4,160	3,517	935	1,066	112	95	257	524	2,812	2,286	474	205	0	16,443
Other	11,628	9,774	3,260	4,614	664	1,560	1,331	712	8,045	6,694	3,536	782	2	52,603
Total	210,046	116,894	118,561	36,156	30,785	29,400	27,827	20,703	88,679	69,912	55,188	47,066	2,713	853,930

Rating class
Investment grade	144,134	73,010	95,685	22,921	23,598	24,429	21,444	15,418	50,878	42,689	41,134	31,542	175	587,056
Non-Investment grade	60,937	39,994	21,616	12,219	6,832	4,807	6,229	5,163	35,775	25,660	13,553	14,573	2,457	249,814
Substandard grade	1,993	1,023	555	212	85	17	75	25	484	464	347	265	9	5,555
NPL grade	2,983	2,867	705	806	270	148	79	96	1,541	1,100	154	686	71	11,506
Total	210,046	116,894	118,561	36,156	30,785	29,400	27,827	20,703	88,679	69,912	55,188	47,066	2,713	853,930
1 Geographic areas are based on country of residence, except for private individuals for which the geographic areas are based on the primary country of risk.
2 The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients.

Portfolio analysis per geographical area (*)

The portfolio analysis per geographical area re-emphasises the international distribution of the ING portfolio. The share of the Netherlands in the overall portfolio remained stable at 25%.

The most noticeable trend in the Netherlands was the increase in exposure with the central bank. Apart from that, lower volumes of residential mortgage loans were visible, as well as lower bond exposures towards the Dutch Central Government. For Belgium the increase in exposures towards the central bank was partially offset by reduced outstanding to Lower Public Administration and slight decrease in residential mortgage volumes.

In terms of rating distribution, the share of investment grade increased in both the Netherlands and Belgium (due to central banks), while non-investment grade reduced, mainly seen with private individuals (mortgages shifting to investment grade). For both countries substandard grade remained relatively stable (little below 1%). For the Netherlands, the NPL grade decreased to 1.2% from 1.4%, while for Belgium it increased to 3.1% from 2.5%.

In Germany, Spain and Poland, residential mortgages increased due to strong market position and stable business volume growth. Germany, Spain and Australia also showed increased exposures to central banks.

Rating distribution in Germany improved: the share of investment grade increased (central banks), while non-investment grade slightly decreased. Substandard grade (0.4%) also reduced share, while NPL grade slightly increased (0.7%). Poland and Spain also showed rating distributions improvement, as in both investment grade share increased (central banks and mortgages). Substandard grade remained stable at 0.6% for Poland and 0.3% for Spain, as for NPL grade, it was stable at 2.2% for Poland and 0.9% for Spain.

In Luxemburg despite the reduced overall exposure to central banks and Natural Resources, the rating distribution remained stable: investment grade at 77.1%, non-investment grade slightly decreased to 21.8%. Substandard grade increased to 0.8% from 0.3%, while NPL grade remained at 0.3%.

For Rest of Europe, the exposure decreased due to lower exposure with the central bank of the Czech Republic, lower outstanding in Turkey, mainly due to FX impact and a reduction of exposure in Switzerland, visible in Natural Resources.

The lower exposure in the Americas was mainly driven by FX impact and decreased volumes of term loans to US Corporates, mainly in Natural Resources, partly offset by higher outstanding to US Non-Bank FIs. A similar reduction in outstanding for Natural Resources was visible in Asia (mainly in Singapore and UAE), which was partially offset by increased exposure to Technology industry.

In Australia, outstanding increased, driven by Central Bank exposures and exposures in Real Estate, partly compensated by lower volumes of trade related transactions with Commercial Banks.

In terms of rating distribution for America region the share of investment grade increased to 66.3% from 61.1%, while non-investment grade decreased to 31.1% from 36.7%. Substandard grade remained at 0.7%, while NPL slightly increased to 1.8% from 1.6%. For Asia, investment grade moved slightly up to 75.4%, non-investment and substandard decreased to 22.5% and 0.2% respectively, while the NPL increased its share to 1.9% from 0.3% of outstanding in Asia. Australia’s rating distribution remained stable with slight shift of outstanding from non-investment to investment grade.

The top five countries within Rest of Europe based on outstanding were: Italy (€17,544 million), Switzerland (€10,494 million), Turkey (€9,579 million), Romania (€8,484 million) and Russian Federation (€4,964 million).

Credit risk mitigation (*)

ING uses various credit risk mitigation techniques and instruments to mitigate the credit risk associated with an exposure and to reduce the losses incurred subsequent to a default by a customer. The most common terminology used in ING for credit risk protection is ‘cover’. While a cover may be an important mitigant of credit risk and an alternative source of repayment, generally it is ING’s practice to lend on the basis of the customer’s creditworthiness rather than exclusively relying on the value of the cover.

Cover forms (*)

Within ING, there are two distinct forms of covers. First, where the asset has been pledged to ING as collateral or security, ING has the right to liquidate it should the customer be unable to fulfil its financial obligation. As such, the proceeds can be applied towards full or partial compensation of the customer's outstanding exposure. This may be tangible (such as cash, securities, receivables, inventory, plant and machinery, and mortgages on real estate properties) or intangible (such as patents, trademarks, contract rights and licences). Second, where there is a third-party obligation, indemnification or undertaking (either by contract and/or by law), ING has the right to claim from that third party an amount if the customer fails on its obligations. The most common examples are guarantees (such as parent guarantees and export credit insurances) or third-party pledged mortgages.

Cover valuation methodology (*)

General guidelines for cover valuation are established to ensure consistent application within ING. These also require that the value of the cover is monitored on a regular basis. Covers are revalued periodically and whenever there is reason to believe that the market is subject to significant changes in conditions. The frequency of monitoring and revaluation depends on the type of cover.

The valuation method also depends on the type of covers. For asset collateral, the valuation sources can be the customer’s balance sheet (e.g. inventory, machinery and equipment), nominal value (e.g. cash and receivables), market value (e.g. securities and commodities), independent valuations (commercial real estate) and market indices (residential real estate). For third-party obligations, the valuation is based on the value that is attributed to the contract between ING and that third party.

Cover values (*)

This section provides insight into the types of cover and the extent to which exposures benefit from collateral or guarantees. The disclosure differentiates between risk categories (lending, investment, money market and pre-settlement). The most relevant types of cover include mortgages, financial collateral (cash and securities) and guarantees. ING obtains cover that is eligible for credit risk mitigation under CRR/CRDIV, as well as cover that is not eligible. Collateral covering financial market transactions is valued on a daily basis, and as such not included in the following tables. To mitigate the credit risk arising from Financial Markets transactions, the bank enters into legal agreements governing the exchange of financial collateral (high-quality government bonds and cash).

The cover values are presented for the total portfolio of ING, both the performing and non-performing portfolio. Our definition of non-performing is explained in detail in ‘Credit restructuring’ (below). For additional insight, a breakdown of ING’s portfolio by industry and geography is provided.

Exposures are categorised into different value-to-loan (VTL) buckets that give insight in the level of collateralisation of ING’s portfolio. VTL is calculated as the cover value divided by the outstandings at the balance sheet date. The cover values are indexed where appropriate and exclude any cost of liquidation. Covers can either be valid for all or some of a borrower’s exposures or particular outstandings, the latter being the most common. For the purpose of aggregation, over-collateralisation is ignored in the total overview and VTL coverage of more than 100% is reported as fully covered. For VTL coverage in the tables for Dutch mortgages, consumer lending and business lending, each cover is subsequently assigned to one of the six defined VTL buckets: no cover, >0% to 25%, >25% to 50%, >50% to 75%, >75% to <100%, and ≥ 100%.

The next table gives an overview of the collateralisation of the ING’s total portfolio.

Cover values including guarantees received (*)
in EUR million		Cover type				Value to Loan
2020	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	Partially covered	Fully covered
Consumer Lending	331,288	609,967	6,208	26,117	38,438	6.7%	7.5%	85.8%
Business Lending	388,270	161,474	20,431	94,913	302,357	43.1%	21.2%	35.7%
Investment and Money Market	121,809	95	121	782	245	99.2%	0.1%	0.7%
Total Lending, Investment and Money Market	841,367	771,536	26,761	121,811	341,039	36.9%	12.7%	50.4%
Pre-settlement	46,086
Total Bank	887,454

Cover values including guarantees received (*)
in EUR million		Cover type				Value to Loan
2019	Outstandings	Mortgages	Financial Collateral	Guarantees	Other	No Cover	Partially covered	Fully covered
Consumer Lending	329,949	574,786	3,775	26,766	36,774	6.9%	7.6%	85.5%
Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	24.3%	39.1%
Investment and Money Market	94,866	33	133	64	266	96.0%	3.9%	0.1%
Total Lending, Investment and Money Market	803,258	729,171	24,981	120,236	333,326	31.4%	15.0%	53.5%
Pre-settlement	50,672
Total Bank	853,930

In 2020, the collateralisation level of the portfolio slightly decreased as a result of an increase in unsecured Central Bank reserves which are included in Business lending. Excluding the pre-settlement portfolio, 50.4% of ING’s outstandings were fully collateralised in 2020 (2019: 53.5%). Since investments traditionally do not require covers, the percentage for ‘no covers’ in this portfolio is above 90%. However, 99% of the investment outstanding is investment grade. Improved economic conditions in ING’s main markets contributed to improved collateral valuations, observed in consumer lending.

Consumer lending portfolio (*)

The consumer lending portfolio accounts for 37.3% of ING’s total outstanding, primarily consisting of residential mortgage loans and other consumer lending loans, which mainly comprise term loans, revolvers and personal loans to consumers. As a result, most of the collateral consists of mortgages. The mortgage values are collected in an internal central database and in most cases external data is used to index the market value (e.g. mortgage values for the Netherlands are updated on a quarterly basis using the NVM/CBS house price index).

A significant part of ING’s residential mortgage portfolio is in the Netherlands (36.6%), followed by Germany (25.9%), Belgium and Luxembourg (13.4%) and Australia (10.7%). Given the size of the Dutch mortgage portfolio, the valuation methodology to determine the cover values for Dutch residential mortgages is provided below.

Dutch mortgages valuation (*)

When a mortgage loan is granted in the Netherlands, the policy dictates maximum loan to market value (LTMV) for an existing property and for construction property financing of 100 percent.

In case of newly built houses usually the building /purchase agreement is sufficient as valuation. In the case of existing houses three types of valuations are allowed. If the LTMV is below 90 percent, either WOZ (fiscal market value, determined by government authorities) or an automated model valuation (the Calcasa ING Valuation) are permitted.

In most cases, a valuation is performed by certified valuers that are registered at one of the organisations accepted by ING. In addition, the valuer must be a member of the NVM (Nederlandse Vereniging van Makelaars – Dutch Association of Real Estate Agents), VBO (Vereniging Bemiddeling Onroerend Goed – Association of Real Estate Brokers), VastgoedPRO (Association of Real Estate Professionals) or NVR (Nederlandse Vereniging van Rentmeesters).

HYPERLINK \l "Contents1" Contents

HYPERLINK \l "PresentationInformation" Part I

HYPERLINK \l "Item13PArt2" Part II

HYPERLINK \l "part3" Part III

HYPERLINK \l "RiskManagement" Additional information

HYPERLINK \l "ContentsBack" Financial Statements

>  Credit risk

HYPERLINK \l "Contents1" Contents

HYPERLINK \l "PresentationInformation" Part I

HYPERLINK \l "Item13PArt2" Part II

HYPERLINK \l "part3" Part III

HYPERLINK \l "RiskManagement" Additional information

HYPERLINK \l "ContentsBack" Financial Statements

>  Credit risk

ING Group Annual Report 2020 on Form 20-F PAGE \* MERGEFORMAT 2

ING Group Annual Report 2020 on Form 20-F PAGE \* MERGEFORMAT 2

Consumer lending portfolio – cover values (*)

The below tables show the values of different covers and the VTL split between performing and non-performing loans.

Cover values including guarantees received - Consumer lending portfolio (*)
in EUR million		Cover type				Value to Loan
2020	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	294,642	594,073	5,147	23,210	30,927			0.1%	0.7%	7.3%	92.0%
Residential Mortgages (SME) [1]	5,681	9,010	151	126	1,532		0.3%	0.7%	1.4%	6.1%	91.5%
Other Consumer Lending	25,780	197	861	2,619	4,336	81.5%	0.3%	0.1%	0.2%	0.3%	17.6%
Total Performing	326,103	603,281	6,160	25,955	36,795	6.4%	0.0%	0.1%	0.7%	6.7%	86.1%

Non-performing
Residential Mortgages (Private Individuals)	3,698	6,379	45	141	1,414	0.2%	0.1%	0.4%	1.2%	5.9%	92.2%
Residential Mortgages (SME) [1]	184	301	0	9	54	0.1%	0.2%	0.5%	1.8%	7.7%	89.7%
Other Consumer Lending	1,303	6	4	12	175	91.8%	0.3%	0.2%	0.3%	0.6%	6.7%
Total Non-performing	5,185	6,686	49	162	1,643	23.2%	0.1%	0.3%	1.0%	4.6%	70.6%

Total Consumer Lending	331,288	609,967	6,208	26,117	38,438	6.7%	0.0%	0.1%	0.7%	6.7%	85.8%

1 Consists mainly of residential mortgages to small one man business clients

Cover values including guarantees received - Consumer lending portfolio (*)
in EUR million		Cover type				Value to Loan
2019	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Performing
Residential Mortgages (Private Individuals)	294,658	561,766	2,897	24,281	30,541			0.1%	0.8%	7.2%	91.8%
Residential Mortgages(SME) [1]	5,687	8,786	258	145	1,402		0.2%	0.8%	1.4%	8.0%	89.6%
Other Consumer Lending	26,025	183	603	2,204	3,980	83.8%	0.3%	0.1%	0.1%	0.3%	15.4%
Total Performing	326,370	570,734	3,759	26,630	35,922	6.7%	0.0%	0.1%	0.8%	6.7%	85.7%

Non-performing
Residential Mortgages (Private Individuals)	2,477	3,804	14	121	720	0.2%	0.2%	0.7%	2.3%	9.6%	87.1%
Residential Mortgages(SME) [1]	147	240		7	36	0.2%	0.3%	0.8%	2.9%	6.0%	89.8%
Other Consumer Lending	956	7	2	8	96	94.0%	0.4%	0.2%	0.4%	0.5%	4.6%
Total Non-performing	3,579	4,052	16	136	852	25.3%	0.2%	0.5%	1.8%	7.0%	65.2%

Total Consumer Lending	329,949	574,786	3,775	26,766	36,774	6.9%	0.0%	0.1%	0.8%	6.7%	85.5%

1 Consists mainly of residential mortgages to small one man business clients

The collateralisation levels of the consumer lending portfolio continued to improve during 2020. The rise in collateralisation levels was due to rising housing prices observed in different mortgage markets, specifically noticeable in the Netherlands.

ING’s residential mortgage outstanding increased mainly in Germany (4.9%), Spain (7.4%) and Poland (10.3%). In 2019 the increases where respectively 3.1%, 14.8% and 23.2%. Mortgage outstanding in the Netherlands decreased slightly (2.3%). For the residential mortgages portfolio, the cover type guarantees relate to mortgages covered by governmental insurers under the Dutch national mortgage guarantee (NHG) scheme in the Netherlands. The NHG guarantees the repayment of a loan in case of a forced property sale.

Business lending portfolio (*)

Business lending accounts for 43.8% of ING’s total outstanding (44.3% in 2019). In line with our objective to give stakeholders insight into the portfolio, we present the business lending portfolio per industry breakdown in accordance with the NAICS definition and per region and main market. Business lending presented in this section does not include pre-settlement, investment and money market exposures, which are outlined in the next sections.

Cover values including guarantees received - Business lending portfolio (*)
in EUR million
2020		Cover type				Value to Loan
Industry	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Central Banks	79,464		23			100.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Real Estate	52,743	99,824	1,176	6,644	28,378	3.3%	0.7%	2.1%	1.5%	7.4%	85.1%
Natural Resources	43,209	1,453	2,192	23,503	35,739	24.5%	14.4%	13.0%	7.2%	15.9%	25.0%
Transportation & Logistics	27,395	7,251	182	7,487	37,220	18.2%	5.1%	2.4%	3.9%	11.7%	58.8%
Non-Bank Financial Institutions	22,225	1,139	10,771	3,766	46,286	42.9%	3.5%	2.3%	3.6%	4.6%	43.2%
Food, Beverages & Personal Care	20,594	8,346	430	9,473	33,918	25.0%	5.1%	5.9%	9.6%	14.0%	40.3%
Services	19,632	10,623	1,855	8,394	23,917	27.9%	5.8%	7.0%	5.3%	7.2%	46.9%
Commercial Banks	17,931	313	107	1,546	3,868	74.8%	1.0%	3.4%	1.7%	8.2%	10.8%
Utilities	16,948	185	1,011	4,464	9,723	42.3%	19.1%	5.2%	4.3%	3.0%	26.0%
General Industries	16,417	5,563	241	5,736	20,781	31.5%	4.0%	5.7%	9.6%	9.9%	39.3%
Chemicals, Health & Pharmaceuticals	14,120	7,558	194	4,391	12,332	26.0%	5.7%	3.6%	7.7%	13.6%	43.5%
Builders & Contractors	13,895	7,583	309	4,490	15,711	26.3%	6.2%	6.4%	8.9%	10.4%	41.7%
Others [1]	43,696	11,635	1,938	15,020	34,484	40.0%	5.1%	4.3%	6.1%	10.5%	34.1%

Total Business Lending	388,270	161,474	20,431	94,913	302,357	43.1%	4.9%	4.2%	4.2%	7.9%	35.7%
of which Total Non-performing	8,261	3,027	230	3,803	6,915	29.1%	5.2%	5.0%	8.5%	14.2%	38.1%

1 ‘Others’ comprises industries with outstandings lower than €10 billion.

Cover values including guarantees received - Business lending portfolio (*)[1]
in EUR million
2019		Cover type				Value to Loan
Industry	Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Natural Resources	53,796	1,197	2,426	22,041	35,691	26.6%	15.3%	9.6%	11.6%	12.9%	24.1%
Real Estate	53,564	98,238	1,589	6,869	20,353	4.0%	0.6%	2.1%	1.8%	8.7%	82.9%
Central Banks	42,087		7			100.0%
Non-Bank Financial Institutions	22,593	1,434	11,339	5,638	41,084	30.9%	3.7%	5.1%	6.5%	7.1%	46.6%
Transportation & Logistics	29,303	3,293	169	7,519	36,223	17.0%	6.4%	2.3%	4.1%	11.3%	58.9%
Food, Beverages & Personal Care	22,585	8,030	407	8,777	34,633	24.5%	5.2%	7.8%	10.3%	12.8%	39.5%
Commercial Banks	22,508	331	130	1,656	6,062	72.4%	3.3%	2.0%	1.6%	5.9%	14.8%
Services	21,044	10,090	1,519	8,799	29,470	30.7%	5.0%	6.3%	6.5%	6.9%	44.6%
General Industries	18,849	5,031	246	5,369	22,154	32.2%	5.1%	4.3%	8.3%	9.6%	40.6%
Utilities	15,952	242	1,036	3,785	7,928	41.7%	19.7%	3.9%	5.5%	2.0%	27.3%
Chemicals, Health & Pharmaceuticals	15,410	8,361	203	3,744	12,439	26.4%	6.7%	3.9%	7.5%	11.8%	43.7%
Builders & Contractors	15,054	7,449	201	3,802	15,704	27.5%	6.7%	7.2%	8.6%	8.7%	41.2%
Others [2]	45,698	10,655	1,800	15,407	34,546	41.5%	4.9%	4.6%	5.8%	7.7%	35.4%

Total Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	6.0%	4.4%	5.7%	8.2%	39.1%
of which Total Non-performing	7,856	2,600	281	2,643	6,305	32.6%	3.6%	7.9%	9.2%	16.5%	30.2%

1 The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients.
2 ‘Others’ comprises industries with outstandings lower than €10 billion.

Cover values including guarantees received - Business lending portfolio (*)
	2020		Cover type				Value to Loan
Region		Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Europe	Netherlands	100,918	61,180	3,298	9,245	59,268	51.6%	1.6%	2.5%	3.9%	8.6%	31.8%
	Belgium	50,245	36,071	1,174	22,424	53,041	24.8%	1.6%	3.0%	3.1%	6.9%	60.7%
	Germany	35,069	3,233	118	2,711	4,788	80.4%	4.0%	2.1%	1.4%	1.2%	10.9%
	Luxembourg	16,332	8,403	1,671	2,849	29,875	46.4%	1.5%	6.0%	1.5%	3.4%	41.1%
	Poland	16,176	9,414	168	3,720	25,652	28.3%	4.5%	3.8%	7.9%	11.3%	44.2%
	United Kingdom	13,864	4,659	1,971	4,028	9,906	44.6%	16.1%	7.2%	3.0%	8.3%	20.8%
	Switzerland	9,544	46	684	3,540	6,980	27.2%	21.7%	16.6%	7.1%	7.2%	20.3%
	France	9,513	7,543	150	2,021	4,096	39.2%	5.1%	4.1%	2.7%	2.0%	46.8%
	Rest of Europe	46,302	13,817	2,460	18,446	41,326	35.4%	7.7%	4.6%	4.7%	9.1%	38.5%
	America	40,800	5,967	6,872	7,442	40,815	38.3%	7.3%	6.0%	5.4%	10.2%	32.7%
	Asia	37,435	978	1,728	15,174	23,607	40.6%	5.0%	5.5%	6.6%	11.9%	30.5%
	Australia	10,019	10,153	83	1,650	2,273	26.4%	7.7%	2.1%	2.4%	4.7%	56.8%
	Africa	2,053	10	53	1,661	730	8.0%	6.6%	3.0%	19.9%	26.8%	35.7%

	Total Business Lending	388,270	161,474	20,431	94,913	302,357	43.1%	4.9%	4.2%	4.2%	7.9%	35.7%
	of which Non-performing	8,261	3,027	230	3,803	6,915	29.1%	5.2%	5.0%	8.5%	14.2%	38.1%

Cover values including guarantees received - Business lending portfolio (*)
	2019		Cover type				Value to Loan
Region		Outstandings	Mortgages	Financial Collateral	Guarantees	Other covers	No Cover	>0% - 25%	>25%-50%	>50% - 75%	>75% - <100%	≥ 100%
Europe	Netherlands	81,383	60,334	3,265	8,845	52,909	37.4%	2.8%	3.7%	5.3%	10.7%	40.1%
	Belgium	51,881	35,937	1,231	23,583	51,204	25.4%	1.8%	2.6%	4.0%	6.7%	59.5%
	Germany	18,366	3,143	95	1,237	4,916	62.7%	9.2%	2.4%	2.2%	2.5%	20.9%
	Luxembourg	19,013	7,076	1,690	3,780	31,685	48.3%	2.3%	6.6%	3.2%	3.0%	36.7%
	Poland	17,498	8,896	135	3,053	27,356	30.1%	3.4%	4.6%	7.0%	11.4%	43.4%
	United Kingdom	14,919	1,132	1,128	4,381	10,159	39.0%	18.0%	5.7%	8.9%	5.3%	23.0%
	Switzerland	11,328	83	656	2,950	6,085	35.7%	13.7%	12.3%	7.4%	11.7%	19.2%
	France	10,015	6,843	147	2,003	4,661	39.5%	5.7%	5.5%	3.5%	1.3%	44.6%
	Rest of Europe	48,494	15,504	2,873	17,219	40,243	32.1%	7.8%	4.9%	4.7%	10.2%	40.2%
	America	48,048	7,253	7,856	8,827	39,792	39.7%	6.1%	5.0%	6.6%	9.2%	33.4%
	Asia	45,131	920	1,941	14,051	24,632	37.2%	8.4%	4.5%	9.2%	7.2%	33.5%
	Australia	9,731	7,219	4	1,640	1,867	37.3%	9.6%	1.5%	3.0%	5.5%	43.1%
	Africa	2,638	9	51	1,838	778	9.2%	16.5%	9.6%	13.2%	12.2%	39.3%

	Total Business Lending	378,444	154,351	21,073	93,407	296,286	36.7%	6.0%	4.4%	5.7%	8.2%	39.1%
	of which Non-performing	7,856	2,600	281	2,643	6,305	32.6%	3.6%	7.9%	9.2%	16.5%	30.2%

The tables above describe the collateralisation of ING’s business lending portfolio. Breakdowns are provided by industry as well as by geographical region or market, based on the residence of the borrowers.

Broken down by industry, the largest increase in outstanding is attributable to Central Banks (€37.4 billion, 88.8%) followed by Utilities (€1.0 billion, 6.2%). The largest decrease in outstanding was observed in Natural Resources (€10.6 billion), where the total cover percentage increased.

The proportion of the business lending portfolio in Australia and Switzerland with no cover decreased substantially year-on-year, respectively from 37.3% to 26.4% and from 35.7% to 27.2% in 2019. Most industry types experienced an increase in total covers. The largest increases in outstanding in absolute figures were seen in the Netherlands (23.9%) and Germany (90.9%). The increase in Germany (€16.7 billion) was primarily due to increases in regulatory reserve deposits and nostro accounts. As these deposits and nostro accounts are not collateralised, this increase had only a small impact on total cover amounts.

HYPERLINK \l "Contents1" Contents

HYPERLINK \l "PresentationInformation" Part I

HYPERLINK \l "Item13PArt2" Part II

HYPERLINK \l "part3" Part III

HYPERLINK \l "RiskManagement" Additional information

HYPERLINK \l "ContentsBack" Financial Statements

>  Credit risk

HYPERLINK \l "Contents1" Contents

HYPERLINK \l "PresentationInformation" Part I

HYPERLINK \l "Item13PArt2" Part II

HYPERLINK \l "part3" Part III

HYPERLINK \l "RiskManagement" Additional information

HYPERLINK \l "ContentsBack" Financial Statements

>  Credit risk

ING Group Annual Report 2020 on Form 20-F PAGE \* MERGEFORMAT 2

ING Group Annual Report 2020 on Form 20-F PAGE \* MERGEFORMAT 2

Credit quality (*)

Credit risk categories (*)
	Regular	Watch List	Restructuring [1]	Non-performing [1]
Possible ratings	1–19	1–19	11–20	20-22
Typical ratings	1–14	15–17	18–20	20-22
Deterioration in risk	Not significant	Significant	Significant	Significant
Significant intervention	Not required	Not required	Required	Required
Account Ownership	Front Office	Front Office	Front Office	Front Office
Credit Risk Management	Regular	Regular	Credit Restructuring	Credit Restructuring
Primary Manager	Front Office	Front Office	Credit Restructuring	Credit Restructuring
Accounting provisioning	Stage 1/2	Stage 1/2	Stage 2/3	Stage 3

1 More information on the Restructuring and Non-performing categories can be found in the Credit restructuring section.

Credit quality outstandings (*)
in EUR million	2020	2019
Neither past due nor non-performing	863,506	831,340
Business lending past due but performing (1–90 days)	7,831	7,747
Consumer lending past due but performing (1–90 days)	2,619	3,367
Non-performing [1]	13,497	11,477
Total	887,454	853,930

1 Based on lending and investment activities

Total group outstanding increased by 4% (€+33.5 billion), mainly visible in the Investment grade rating class (€+59.3 billion) partly offset by the decrease in the non-investment grade rating class outstanding (€-28 billion). Business lending past due but performing remained stable at €7.8 billion, whereas consumer lending past due but performing decreased by 22% (€-0.7 billion). The €2.0 billion non-performing outstanding increase was distributed as follows; Retail Benelux (€+1.1 billion) and Retail Challengers & Growth Markets (€+0.9 billion). Within Retail Banking Benelux the private individuals outstanding increase accounted for €+0.7 billion, mainly driven by the introduction of the new definition of default for mortgages. while for retail business this was €+0.4 billion in Builders & Contractors and the Services sectors. Within Retail Challengers & Growth Markets the increase was seen for private individuals. This was mainly driven by mortgages forbearance measures granted to clients in the form of payment holidays not in scope of the European Banking Association (EBA) moratoria guidelines and classified as in default, as well as the implementation of new definition of default for secured consumer lending.

Past due obligations (*)

Retail Banking continuously measures its portfolio in terms of payment arrears and on a monthly basis determines if there are any significant changes in the level of arrears. This methodology is principally extended to loans to private individuals, such as residential mortgage loans, car loans and other consumer loans, as well as business lending. An obligation is considered ‘past due’ if a payment of interest or principal is more than one day late. ING aims to help its customers as soon as they are past due by communicating to remind them of their payment obligations. In its contact with the customers, ING aims to solve the (potential) financial difficulties by offering a range of measures (e.g. payment arrangements, restructuring). If the issues cannot be cured, for example because the customer is unable or unwilling to pay, the contract is sent to the recovery unit. The facility is downgraded to risk rating 20 (non-performing) when the facility or obligor – depending on the level at which the non-performing status is applied - is more than 90 days past due and to risk rating 21 or 22 when the contract is terminated.

ING has aligned the regulatory concept of non-performing with that of the definition of default. Hence, in Wholesale Banking, obligors are classified as non-performing when a default trigger occurs:

▪ING believes the borrower is unlikely to pay; the borrower has evidenced significant financial difficulty, to the extent that it will have a negative impact on the future cash flows of the financial asset. The following events could be seen as indicators of financial difficulty:

▪The borrower (or third party) has started insolvency proceedings;

▪A group company/co-borrower has NPL status;

▪Indication of fraud (affecting the company’s ability to service its debt);

▪There is doubt as to the borrower’s ability to generate stable and sufficient cash flows to service its debt;

▪Restructuring of debt.

▪ING has granted concessions relating to the borrower’s financial difficulty, the effect of which is a reduction in expected future cash flows of the financial asset below current carrying amount.

▪The obligor has failed in the payment of principal, interest or fees, the total past due amount is above the materiality threshold and this remains the case for more than 90 consecutive days.

Further, Wholesale Banking has an individual name approach, using early warnings indicators to signal possible future issues in debt service.

Ageing analysis (past due but performing): Consumer lending portfolio, outstandings [1] (*)
in EUR million	2020	2019
Past due for 1–30 days	2,129	2,564
Past due for 31–60 days	402	639
Past due for 61–90 days	88	163
Total	2,619	3,367

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Ageing analysis (past due but performing): Consumer lending portfolio by geographic area, outstandings [1] (*)
	in EUR million	2020
	Region	Residential Mortgages	Other retail	Total
Europe	Netherlands	713	12	725
	Belgium	469	107	576
	Germany	359	71	430
	Poland	84	62	146
	Spain	24	30	55
	Luxemburg	7	18	25
	France	1	7	7
	United Kingdom	2	0	2
	Rest of Europe	136	119	255
	America	0	0	1
	Asia	4	0	4
	Australia	388	6	394

	Total	2,186	433	2,619

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

Ageing analysis (past due but performing): Consumer lending portfolio by geographic area, outstandings [1] (*)
	in EUR million	2019
	Region	Residential Mortgages	Other retail	Total
Europe	Netherlands	829	11	840
	Belgium	733	166	899
	Germany	372	104	476
	Poland	145	90	236
	Spain	21	36	56
	Luxemburg	3	24	27
	France	2	10	13
	United Kingdom	3		3
	Rest of Europe	195	290	484
	America	3		3
	Asia	3		3
	Australia	310	18	328

	Total	2,619	749	3,367

1 Based on consumer lending. The amount of past due but performing financial assets in respect of non-lending activities was not significant.

The consumer lending decrease in past due but performing was distributed as follows; Retail Benelux (€-0.4 billion) and Retail Challengers & Growth Markets (€-0.3 billion). Within Retail Benelux the decrease was noticeable in the 1-30 days bucket for Belgium (€-0.2 billion) mainly driven by the implementation of the new definition of default via the introduction of the unlikely to pay assessment by which short arrears result in defaults, as well as the Covid-19 related payment holidays granted after which days past due counting stops, and the Netherlands (€-0.1 billion), due to the good payment behaviour of our clients which is facilitated by strict underwriting rules, low interest rates, low unemployment and low bankruptcy, as well as the financial aid measures granted by the Dutch government to employees and employers because of the Covid-19 pandemic. Within Retail Challengers & Growth Markets the largest decrease was mainly witnessed in the 31-60 days bucket for Germany (€-0.1 billion).

Ageing analysis (past due but performing): Business lending, outstandings (*)
in EUR million	2020	2019
Past due for 1–30 days	7,038	6,681
Past due for 31–60 days	712	658
Past due for 61–90 days	82	408
Total	7,831	7,747

Ageing analysis (past due but performing): Business lending portfolio by geographic area, outstandings (*)
	in EUR million	2020	2019
	Region	Total	Total
Europe	Netherlands	770	751
	Belgium	912	1,028
	Germany	204	385
	United Kingdom	959	820
	Spain	339	688
	France	106	639
	Luxemburg	301	340
	Poland	206	279
	Rest of Europe	1,214	1,445
	America	2,538	1,159
	Asia	151	187
	Australia	128	23
	Africa	3	2
	Total	7,831	7,747

Total past due but performing outstanding remained stable for business loans. Although, there was a similar sized but opposite difference visible in the 1-30 days bucket (€+0.4 billion) and the 61-90 days bucket (€-0.3 billion). The largest contributors in the 1-30 days bucket were seen in America (€+1.3 billion), Bermuda (€+0.2 billion) on some larger client names. This was partially offset by the decreases witnessed in France (€-0.5 billion), Spain (€-0.3 billion) and Belgium (€-0.3 billion). The largest contributors to the decrease in the 61-90 days bucket were Sweden (€-0.1 billion) and America (€-0.1 billion).

Credit restructuring (*)

Global Credit Restructuring (GCR) is the dedicated and independent department that deals with non-performing loans and loans that hold a reasonable probability that ING will end up with a loss, if no specific action is taken. GCR handles accounts or portfolios requiring an active approach, which may include renegotiation of terms and conditions and business or financial restructuring. The loans are managed by GCR or by units in the various regions and business units.

ING uses three distinct statuses to categorise the management of clients with (perceived) deteriorating credit risk profiles, i.e. there is increasing doubt as to the performance and the collectability of the client’s contractual obligations:

▪Watch List: Usually, a client is first classified as Watch List when there are concerns of any potential or material deterioration in credit risk profile that may affect the ability of the client to adhere to its debt service obligations or to refinance its existing loans. Watch List status requires more than usual attention, increased monitoring and quarterly reviews. Some clients with a Watch List status may develop into a Restructuring status or even a Recovery status.

▪Restructuring: A client is classified in Restructuring when there are concerns about the client’s financial stability, credit worthiness, and/or ability to repay, but where the situation does not require the recall or acceleration of facilities or the liquidation of collateral. ING’s actions aim to maintain the going concern status of the client by:

▪Restoring the client’s financial stability;

▪Supporting the client’s turnaround;

▪Restoring the balance between debt and equity; and

▪Restructuring the debt to a sustainable situation.

▪Recovery: A client is classified as in Recovery when ING and/or the client concludes that the client’s financial situation cannot be restored and a decision is made to end the (credit) relationship or even to enter into bankruptcy. ING will prefer an amicable exit, but will enforce and liquidate the collateral or claim under the guarantees if deemed necessary.

Watch List, Restructuring and Recovery accounts are reviewed at least quarterly by the front office, GCR and the relevant credit risk management executives.

Forbearance (*)

Forbearance occurs when a client is unable to meet their financial commitments due to financial difficulties it faces or is about to face and ING grants concessions towards this client. Forborne assets are assets in respect of which forbearance measures have been granted.

Forbearance may enable clients experiencing financial difficulties to continue repaying their debt.

For business customers, ING mainly applies forbearance measures to support clients with fundamentally sound business models that are experiencing temporary difficulties with the aim of maximising the client’s repayment ability and therewith avoiding a default situation or helping the client to return to a performing situation.

For ING retail units, clear criteria have been established to determine whether a client is eligible for the forbearance process. Specific approval mandates are in place to approve the measures, as well as procedures to manage, monitor and report the forbearance activities.

ING reviews the performance of forborne exposures at least quarterly, either on a case-by-case (business) or on a portfolio (retail) basis.

All exposures are eligible for forbearance measures, i.e. both performing (Risk Ratings 1-19) and non-performing (Risk Ratings 20-22) exposures. ING uses specific criteria to move forborne exposures from non-performing to performing or to remove the forbearance statuses that are consistent with the corresponding EBA standards. An exposure is reported as forborne for a minimum of two years. An additional one-year probation period is observed for forborne exposures that move from non-performing back to performing.

During 2020, ING supported clients affected by the Covid-19 pandemic among others by providing payment holidays. In line with European Banking Authority (EBA) Guidelines, exposures subject to these payment holidays are not classified as forborne. Refer to ‘Payment holidays’ below for more information on payment holidays.

Summary Forborne portfolio (*) [1]
in EUR million	2020				2019
Business Line	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio

Wholesale Banking	10,176	7,849	2,327	3.2%	4,632	2,699	1,932	1.7%
Retail Banking	9,640	6,341	3,299	2.0%	4,861	2,686	2,175	1.1%
Total	19,816	14,190	5,626	2.5%	9,492	5,385	4,107	1.3%

1 Undrawn commitments are excluded.

Summary Forborne portfolio by forbearance type (*)[1]
in EUR million	2020				2019
Forbearance type	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio	Outstandings	Of which: performing	Of which: non-performing	% of total portfolio

Loan modification	17,877	12,937	4,940	2.3%	8,285	4,800	3,485	1.1%
Refinancing	1,939	1,252	686	0.2%	1,208	585	622	0.2%
Total	19,816	14,190	5,626	2.5%	9,492	5,385	4,107	1.3%

1 Undrawn commitments are excluded.

As per December 2020 ING’s total forborne assets increased by €10.3 billion (108.8%) against December 2019 to €19.8 billion, largely as a result of the Covid-19 crisis, driven by both Wholesale and Retail Banking.

Wholesale Banking (*)

As per December 2020, Wholesale Banking forborne assets amounted to €10.2 billion, which represented 3.2% of the total Wholesale Banking portfolio.

Wholesale Banking: Forborne portfolio by geographical area (*) [1]
	in EUR million	2020			2019
	Region	Outstandings	Of which: performing	Of which: non-	Outstandings	Of which: performing	Of which: non-
				performing			performing
Europe	Netherlands	842	700	142	822	410	412
	Belgium	255	175	81	41	16	25
	Germany	845	676	170	246	182	63
	United Kingdom	1,738	1,606	132	332	251	81
	Italy	353	317	36	197	115	83
	Ukraine	88	5	82	169	77	93
	Norway	78	32	47	151	124	27
	Poland	199	101	98	134	31	103
	Rest of Europe	2,317	2,144	173	502	322	180
	America	2,338	1,541	796	1,315	759	556
	Asia	555	194	362	316	206	109
	Australia	365	251	113	214	85	129
	Africa	202	109	94	192	122	71
	Total	10,176	7,849	2,327	4,632	2,699	1,932

1 Undrawn commitments are excluded.

Wholesale Banking: Forborne portfolio by economic sector (*)[1,2]
in EUR million	2020			2019
Industry	Outstandings	Of which: performing	Of which: non-	Outstandings	Of which: performing	Of which: non-
			performing			performing
Natural Resources	2,370	1,397	973	1,587	909	678
Transportation & Logistics	1,453	1,253	201	674	362	313
General Industries	661	605	55	427	286	142
Food, Beverages & Personal Care	1,475	1,216	260	375	227	148
Real Estate	529	365	165	392	217	175
Chemicals, Health & Pharmaceuticals	394	364	30	212	209	3
Builders & Contractors	449	370	78	195	79	116
Utilities	290	141	149	188	55	133
Services	750	643	106	129	69	60
Retail	346	296	49	114	92	22
Automotive	768	714	54	108	72	36
Other	691	485	206	230	124	106
Total	10,176	7,849	2,327	4,632	2,699	1,932

1 Undrawn commitments are excluded.
2 The prior period outstandings by economic sectors (industry) have been updated reflecting improved classification of clients.

The main concentration of forborne assets in a single country was in the United Kingdom with 17% (2019: 7%) of the total Wholesale Banking forborne assets and 6% (2019: 4%) of the total non-performing forborne assets.

Wholesale Banking forborne assets increased by €5.5 billion compared to 2019, of which the performing forborne assets increased by €5.1 billion. The increase of the performing forborne assets was visible across all industries and locations, as a result of the pandemic outbreak.

Wholesale Banking forborne assets were mainly concentrated in Natural Resources, Food Beverages & Personal Care- and Transportation & Logistics. Together they accounted for 52% of the total Wholesale Banking forborne assets and 62% of the total Wholesale Banking non-performing forborne assets. Back in 2019, the main concentration was witnessed in Natural Resources, Transportation & Logistics and General Industries with 58% of the total Wholesale Banking forborne. A significant increase in forborne assets was visible in the Food, Beverages & Personal Care industry (€+1.1 billion) during 2020, followed by Transportation & Logistics (€+0.8 billion) and Natural Resources (€+0.8).

Retail Banking (*)

As per year-end 2020, Retail Banking forborne assets amounted to a total of €9.6 billion, which represented 2.0% of the total Retail Banking portfolio.

Retail Banking: Forborne portfolio by geographical area (*) [1]
	in EUR million	2020			2019
	Region	Outstandings	Of which: performing	Of which: non-	Outstandings	Of which: performing	Of which: non-
				performing			performing
Europe	Netherlands	4,415	3,447	968	2,212	1,367	845
	Belgium	2,672	1,621	1,051	1,149	435	714
	Germany	578	410	168	425	294	131
	Turkey	307	218	89	314	184	130
	Poland	349	112	237	209	101	109
	Romania	114	59	55	101	55	46
	Italy	49	13	37	25	13	12
	Spain	22	10	12	25	13	12
	Rest of Europe	80	42	37	43	22	22
	America	10	9	1	2	1	1
	Asia	3	1	2	1		1
	Australia	1,041	399	643	354	201	153
	Total	9,640	6,341	3,299	4,861	2,686	2,175

1 Undrawn commitments are excluded.

The main concentration of forborne assets in a single country was in the Netherlands with 46% (2019: 46%) of the total Retail Banking forborne assets and 29% (2019: 39%) of the non-performing forborne assets. Belgium followed with 28% (2019: 24%) of the total Retail Banking forborne assets.

Payment holidays

Globally, 2020 has been dominated by the Covid-19 pandemic and the distressing human and economic cost thereof. The shutdown of various businesses immediately affected banking customers and as such various measures have been and continue to be implemented in order to minimise short- and long-term economic and customer impacts. In many countries, governments have adopted economic support programs (such as tax advantages, unemployment regulations or guarantees) that we believe will assist ING clients in potential financial difficulty to manage through these extraordinary times. In addition, various initiatives have been taken by ING to grant payment holidays, (guaranteed) new money facilities etc.

Governments in almost all Retail Banking countries have adopted measures providing for payment holidays. As of end-December, in line with the European Banking Association (EBA) moratoria guidelines, approximately 196,000 customers had been granted payment holidays under schemes that were eligible under the EBA moratoria guidelines. The total exposure of loans for which a payment holiday was granted amounts to €19.4 billion, of which over 55% were for customers located in the Netherlands and Belgium. At the end of 2020, 93% of granted payment holidays had expired.

The payment holiday schemes offered in the various countries differ in terms of scope, benefit duration and key conditions. Generally, underlying conditions differ per country in terms of tenor, deferment of principal and interest payments. The payment holidays are applied to business lending, mortgages and consumer loans.

The modification of contractual terms of loans subject to payment holiday arrangements does not automatically result in derecognition of the financial assets. Where applicable, the carrying amount of the financial asset has been recalculated as the present value of the renegotiated or modified contractual cash flows, discounted at the original effective interest rate and a gain or loss was recognised.

The various measures by governments and ING to alleviate the impact of Covid-19 also impact the loan classification in terms of forbearance and consequently IFRS 9 staging. In light of this, the EBA has provided guidelines that expired on 30 September 2020, which defined eligibility criteria for a payment holiday arrangement offered to a large group of customers to be classified as a “general payment moratorium”. Based on the guidelines, the granting of these payment holidays did not lead to forbearance classifications. Therefore, it did not automatically trigger recognition of lifetime Expected Credit Loss (ECL) either. A small number of payment holidays were granted outside this scheme and were flagged as forborne. ING followed the EBA guidelines and when a payment holiday was provided to a customer as part of a “general payment moratorium”, ING did not consider this measure to classifiable as forbearance. EBA further extended these guidelines in the first week of December 2020, valid until 31 March 2021, with certain extra conditions. ING decided not to make use of the extension of these guidelines and has taken a prudent decision to treat all payment holiday requests under new or extended schemes (after September 2020) as stage 2 or stage 3 exposures.

Non-performing loans (*)

ING’s loan portfolio is under constant review. Loans to obligors that are considered more than 90 days past due on material exposure are reclassified as non-performing. For commercial lending portfolios, there generally are reasons for declaring a loan non-performing prior to the obligor being 90 days past due. These reasons include, but are not limited to, ING’s assessment of the customer’s perceived inability to meet its financial obligations, or the customer filing for bankruptcy or bankruptcy protection.

The table below represents the breakdown by industry of credit risk outstandings for lending and investment positions that have been classified as non-performing.

Non-performing Loans: outstandings by economic sector and business lines (*)[1,2]
in EUR million	Wholesale Banking		Retail Benelux		Retail Challengers & Growth Markets		Corporate Line		Total
Industry	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Private Individuals			2,879	2,173	2,480	1,573			5,359	3,746
Natural Resources	1,434	1,108	63	35	36	53			1,533	1,196
Food, Beverages & Personal Care	668	599	420	351	138	168			1,226	1,119
Transportation & Logistics	786	651	201	96	44	40			1,031	787
Services	313	320	474	357	58	60			844	737
Builders & Contractors	148	265	398	258	133	168			680	691
Real Estate	217	312	416	329	21	9			655	649
General Industries	138	248	232	204	133	153			502	605
Non-Bank Financial Institutions	18	426	26	16	3	2			47	444
Retail	85	89	170	172	54	63			309	325
Other [3]	579	467	335	326	103	110	295	275	1,312	1,178
Total	4,386	4,487	5,614	4,316	3,203	2,399	295	275	13,497	11,477
1 Based on Lending and Investment outstandings.
2 The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients.
3 Economic sectors not specified in above overview are grouped in Other.

Non-performing Loans: outstandings by economic sectors and geographical area (*)
in EUR million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	France	Luxemburg	Rest of Europe	America	Asia	Australia	Africa	2020
Private Individuals	1,040	1,760	712	214	239	7	18	38	555	5	4	766	1	5,359
Natural Resources	75	48	0	20		25	0	0	171	659	394	93	49	1,533
Food, Beverages & Personal Care	324	165	80	114	15	11	68	1	76	240	132	1	0	1,226
Transportation & Logistics	346	54	1	42	47	18	0	3	110	40	352	18	0	1,031
Services	190	495	0	42	5	0	1	4	28	73	6		0	844
Builders & Contractors	66	361	1	93		0	0	4	107	47		0	0	680
Real Estate	144	255		86	15	80	15	17	26			16		655
General Industries	111	161	7	91		0	5	0	93	32	1	1	0	502
Non-Bank Financial Institutions	9	13		3		0	0	4	13	4		1		47
Retail	66	140	0	41		3	6	1	36		13	3	0	309
Other [1]	427	259	138	116	0	12	14	8	143	120	23	7	45	1,312
Total	2,799	3,710	939	862	320	156	126	81	1,359	1,220	925	905	95	13,497

1 Economic sectors not specified in above overview are grouped in Other.

Non-performing Loans: outstandings by economic sectors and geographical area (*)[1]
in EUR million	Region													Total
Industry	Netherlands	Belgium	Germany	Poland	Spain	United Kingdom	France	Luxemburg	Rest of Europe	America	Asia	Australia	Africa	2019
Private Individuals	840	1,271	585	134	195	4	14	24	411	4	3	261	1	3,746
Natural Resources	83	21		28		63			254	533	84	111	20	1,196
Food, Beverages & Personal Care	315	153	63	117	1	12	68	1	109	254	26			1,119
Transportation & Logistics	432	48	1	31	47	49		3	88	32	10	46		787
Services	224	377		36				3	49	42	6			737
Builders & Contractors	88	226	1	103	1			3	230	39				691
Real Estate	237	225		96	19		7	28	27	8		4		649
General Industries	176	148	12	89		3		1	127	48	1			605
Non-Bank Financial Institutions	35	8		3	7			5	14	107		264		444
Retail	74	147		40		4	7	1	52					325
Other [2]	464	239	44	130		10	1	9	173	34	23		51	1,178
Total	2,968	2,864	705	805	270	144	96	79	1,534	1,099	154	686	71	11,477

1 The prior period outstandings by economic sector (industry) have been updated reflecting improved classification of clients.
2 Economic sectors not specified in above overview are grouped in Other.

The non-performing portfolio increased in 2020, as a result of ING’s introduction of a new definition of default (€1.0 billion) and due to developments with respect to certain large individual files. The increase is visible in all businesses and also in almost all the sectors. More specifically in Retail Benelux and in Retail Challengers & Growth, the increase is explained by private individuals, whereas in Wholesale the main increase is visible in the sector Natural Resources, in Transportation and Logistics, and in Other.

Loan loss provisioning (*)

Since 1 January 2018, ING has recognised loss allowances based on the expected credit loss model (ECL) of IFRS 9, which is designed to be forward-looking. The IFRS 9 impairment requirements are applicable to on-balance sheet financial assets measured at amortised cost or fair value through other comprehensive income (FVOCI), such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities.

IFRS 9 models (*)

The IFRS 9 models leverage the advanced internal rating-based (AIRB) models (PD, LGD, EAD), which include certain required conservatism. In order to include IFRS 9 requirements, such regulatory conservatism is removed from the ECL parameters (PD, LGD and EAD). The IFRS 9 models apply two types of adjustments to the ECL parameters: (1) to economic outlook and (2) for stage 2 and stage 3 assets only, to the lifetime horizon. The IFRS 9 model parameters are estimated based on statistical techniques and supported by expert judgement.

ING has aligned the definition of default for regulatory purposes with the definition of ‘credit-impaired’ financial assets under IFRS 9 (Stage 3). To comply with the new regulatory technical standards (RTS) and EBA guidelines, ING updated its definition of default in the first quarter of 2020. Consequently, ING updated this definition also for IFRS 9 purposes. More information can be found in section 1.6 of the Consolidated Financial Statements.

Portfolio quality (*)

The table below describes the portfolio composition over the different IFRS 9 stages and rating classes. The Stage 1 portfolio represents 91.8% (2019: 94.0%) of the total gross carrying amounts, mainly composed of investment grade, while Stage 2 makes up 6.8% (2019: 4.7%) and Stage 3 makes up 1.5% (2019: 1.3%) total gross carrying amounts, respectively.

Gross carrying amount per IFRS 9 stage and rating class (*)[1,2,3]
in EUR million		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2020
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	109,734	3	46	0			109,780	3
	2-4 (AA)	108,776	6	646	0			109,422	6
	5-7 (A)	137,901	27	797	1			138,698	28
	8-10 (BBB)	294,923	88	7,418	12			302,341	100
Non-Investment grade	11-13 (BB)	159,076	239	18,513	133			177,588	372
	14-16 (B)	28,335	208	23,742	570			52,077	777
	17 (CCC)	2,817	9	5,113	259			7,930	269
Substandard grade	18 (CC)			3,384	248			3,384	248
	19 (C)			2,323	254			2,323	254
NPL grade	20-22 (D)					13,398	3,797	13,398	3,797
Total		841,562	581	61,981	1,476	13,398	3,797	916,942	5,854
1 Compared to the credit risk portfolio, the differences are mainly undrawn committed amounts (€118.4 billion) not included in Credit outstandings and non-IFRS 9 eligible assets (€89.1 billion, mainly guarantees, letters of credit and pre-settlement exposures) included in Credit outstandings.
2 For a reference to the Notes in the consolidated financial statements, we refer to the table ‘Reconciliation between credit risk categories and financial position’.
3 IAS 37 provisions (€74.8 million) are excluded.

Gross carrying amount per IFRS 9 stage and rating class (*)[1,2,3]
in EUR million		12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2019
Rating class		Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions	Gross Carrying Amount	Provisions
Investment grade	1 (AAA)	75,144	1					75,144	1
	2-4 (AA)	82,992	3	28				83,020	3
	5-7 (A)	131,931	11	273				132,204	11
	8-10 (BBB)	295,449	55	4,905	6			300,353	61
Non-Investment grade	11-13 (BB)	194,643	209	7,925	54			202,568	263
	14-16 (B)	36,683	202	18,416	367			55,099	569
	17 (CCC)	405	7	4,067	146			4,472	153
Substandard grade	18 (CC)			3,253	160			3,253	160
	19 (C)			2,216	148			2,216	148
NPL grade	20-22 (D)					10,955	3,275	10,955	3,275
Total		817,247	490	41,082	881	10,955	3,275	869,284	4,646
1 Compared to the credit risk portfolio, the differences are mainly undrawn committed amounts (€115 billion) not included in Credit outstandings and non-IFRS 9 eligible assets (€100 billion, mainly guarantees, letters of credit and pre-settlement exposures) included in Credit outstandings.
2 For a reference to the Notes in the consolidated financial statements, we refer to the table ‘Reconciliation between credit risk categories and financial position’.
3 IAS 37 provisions (€93.3 million) are excluded.

Changes in gross carrying amounts and loan loss provisions (*)

The table below provides a reconciliation by stage of the gross carrying/nominal amount and allowances for loans and advances to banks and customers, including loan commitments and financial guarantees. The transfers of financial instruments represent the impact of stage transfers upon the gross carrying/nominal amount and associated allowance for ECL. This includes the net-remeasurement of ECL arising from stage transfers, for example, moving from a 12-month (stage 1) to a lifetime (stage 2) ECL measurement basis.

The net remeasurement line represents the changes in provisions for facilities that remain in the same stage.

Please note the following comments with respect to the movements observed in the table below:

▪Stage 3 gross carrying amount increased by €2.4 billion from €11.0 billion as per 31 December 2019 mainly as a result of ING’s introduction of a new definition of default (€1.0 billion) and due to developments with respect to certain large individual files in the first half of 2020. For further background on implementation of the new definition of default, please refer to section 1.6 of the Consolidated Financial Statements;

▪Stage 2 gross carrying amount increased by €20.9 billion from €41.1 billion as per 31 December 2019. This is mainly caused by the Watch List trigger (€10.2 billion) and the forbearance trigger (€9.5 billion) and to a lesser extent to other triggers such as 30 Days Past Due and the significant lifetime PD trigger, primarily in Wholesale Banking and Retail Market Leaders;

▪Transportation & Logistics, Services, Real Estate and Food, Beverages & Personal Care were the sectors particularly impacted by the Covid-19 pandemic, with an increase in stage 2 amounts of €4.5 billion, €3.7 billion, €3.7 billion and €2.2 billion respectively. These sectors represent 10%, 11%, 10% and 9% of the total stage 2 gross carrying amounts respectively;

▪The net re-measurement of loan loss provisions in stage 1 and stage 2 of €109 million and €450 million respectively and the transfer into lifetime ECL not credit impaired of €651 million were significantly impacted by the worsened macroeconomic outlook, including management adjustments of €269 million to reflect the risks in payment holidays and the impact of oil price decrease on the upstream Reserve Based Lending book in the US and €394m overlays to address for the delay in observed defaults as a result of the Government support measures.

Additional information on macroeconomic scenarios is included in the section “Macro-economic scenarios and sensitivity analysis of key sources of estimation uncertainty”.

Changes in gross carrying amounts and loan loss provisions (*)[1,2,3]
in EUR million	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2020	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance	817,247	490	41,082	881	10,955	3,275	869,284	4,646
Transfer into 12-month ECL (Stage 1)	9,139	24	-8,899	-200	-240	-18	0	-194
Transfer into lifetime ECL not credit impaired (Stage 2)	-39,093	-76	39,601	651	-509	-57	0	518
Transfer into lifetime ECL credit impaired (Stage 3)	-3,592	-30	-1,879	-163	5,471	1,518	0	1,325
Net remeasurement of loan loss provisions		109		450		700		1,259
New financial assets originated or purchased	161,333	178					161,333	178
Financial assets that have been derecognised	-116,035	-85	-6,987	-107	-897	-236	-123,919	-428
Net drawdowns and repayments	12,563		-938		-181		11,444
Changes in models/risk parameters				7				7
Increase in loan loss provisions		119		638		1,908		2,666
Write-offs					-1,200	-1,200	-1,200	-1,200
Recoveries of amounts previously written off						39		39
Foreign exchange and other movements		-28		-42		-226		-297
Closing balance	841,562	581	61,981	1,476	13,398	3,797	916,942	5,854

1 At the end of December 2020, the gross carrying amounts included loans and advances to central banks (€109.2 billion), loans and advances to banks (€25.4 billion), financial assets at FVOCI (€34.0 billion), securities at amortised cost (€50.6 billion), loans and advances to customers (€599.7 billion) and contingent liabilities (credit replacements) in scope of IFRS 9 (€118.4 billion) and excludes receivables related to securities in reverse repurchase transaction (€-6.4 billion), cash collateral in respect of derivatives (€-8.3 billion), the value adjustment hedged items (€-1.0 billion), a receivable that is offset by a liquidity facility (€-2.2 billion), on-demand bank balances (€-2.2 billion) and other differences amounting to €-0.3 billion.

2 Stage 3 Lifetime credit impaired includes €3 million Purchased or Originated Credit Impaired.

3 At the end of December 2020, the stock of provisions included provisions for loans and advances to central banks (€3 million), loans and advances to banks (€23 million), financial assets at FVOCI (€14 million), securities at amortised cost (€17 million), provisions for loans and advances to customers (€ 5,779 million) and provisions for contingent liabilities (credit replacements) recorded under Provisions (€17 million).

Changes in gross carrying amounts and loan loss provisions (*)[1,2,3]
in EUR million	12-month ECL (Stage 1)		Lifetime ECL not credit impaired (Stage 2)		Lifetime ECL credit impaired (Stage 3)		Total
2019	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions	Gross carrying amount	Provisions
Opening balance	788,537	501	46,949	925	10,758	3,141	846,244	4,568
Transfer into 12-month ECL (Stage 1)	12,856	30	-12,579	-253	-277	-23		-246
Transfer into lifetime ECL not credit impaired (Stage 2)	-21,577	-73	22,382	474	-805	-81		320
Transfer into lifetime ECL credit impaired (Stage 3)	-2,210	-6	-1,753	-135	3,964	1,113		972
Net remeasurement of loan loss provisions		-77		36		283		242
New financial assets originated or purchased	180,605	205					180,605	205
Financial assets that have been derecognised	-126,082	-103	-9,108	-162	-1,659	-137	-136,849	-402
Net drawdowns and repayments	-14,880		-4,807		1		-19,686
Changes in models/risk parameters		15		2		-8		9
Increase in loan loss provisions		-9		-39		1,147		1,099
Write-offs	-1	-1	-2	-2	-1,027	-1,028	-1,030	-1,031
Recoveries of amounts previously written off						55		55
Foreign exchange and other movements		-1		-3		-41		-45
Closing balance	817,247	490	41,082	881	10,955	3,275	869,284	4,646

1 At the end of December 2019, the gross carrying amounts included loans and advances to central banks (€51.2 billion), loans and advances to banks (€35.1 billion), financial assets at FVOCI (€32.2 billion), securities at amortised cost (€46.1 billion), loans and advances to customers (€612.6 billion) and contingent liabilities (credit replacements) in scope of IFRS 9 (€115.7 billion) and excludes receivables related to securities in reverse repurchase transaction (€-9.9 billion), cash collateral in respect of derivatives (€-10.2 billion), the value adjustment hedged items (€0.0 billion), a receivable that is offset by a liquidity facility (€-1.3 billion), on-demand bank balances (€-1.8 billion) and other differences amounting to €-0.3 billion.

2 Stage 3 Lifetime credit impaired includes €1 million Purchased or Originated Credit Impaired.

3 At the end of December 2019, the stock of provisions included provisions for loans and advances to central banks (€1 million), loans and advances to banks (€9 million), financial assets at FVOCI (€10 million), securities at amortised cost (€10 million), provisions for loans and advances to customers (€4,590 million) and provisions for contingent liabilities (credit replacements) recorded under Provisions (€25 million).

Modification of financial assets
The table below provides the following information:
- Financial assets that were modified during the year (i.e. qualified as forborne) while they had a loss allowance measured at an amount equal to lifetime ECL.
- Financial assets that were reclassified to stage 1 during the period.

Financial assets modified (*)
in EUR million	2020	2019
Financial assets modified during the period
Amortised cost before modification	2,840	1,510
Net modification results	-144	-35

Financial assets modified since initial recognition
Gross carrying amount at 31 December of financial assets for which loss allowance has changed to 12-month measurement during the period	312	689
The prior period has been updated to improve consistency and comparability.

Modifications that have been provided in 2020 under general payment moratoria (payment holidays) are not included in this analysis. For details refer to the section ‘payment holidays’.

Macroeconomic scenarios and sensitivity analysis of key sources of estimation uncertainty (*)

Methodology (*)

Our methodology in relation to the adoption and generation of macroeconomic scenarios is described in this section. We continue to follow this methodology in generating our probability-weighted ECL, with consideration of alternative scenarios and management adjustments supplementing this ECL where, in management's opinion, the consensus forecast does not fully capture the extent of recent credit or economic events. The macroeconomic scenarios are applicable to the whole ING portfolio in the scope of IFRS 9 ECLs.

The introduction of IFRS 9, with its inherent complexities and potential impact on the carrying amounts of our assets and liabilities, represents a key source of estimation uncertainty. In particular, ING’s reportable ECL numbers are most sensitive to the forward-looking macroeconomic forecasts used as model inputs, the probability-weights applied to each of the three scenarios, and the criteria for identifying a significant increase in credit risk. As such, these crucial components require consultation and management judgement, and are subject to extensive governance.

Baseline scenario (*)

As a baseline for IFRS 9, ING has adopted a market-neutral view combining consensus forecasts for economic variables (GDP, unemployment) with market forwards (for interest rates, exchange rates and oil prices). The Oxford Economics’ Global Economic Model (OEGEM) is used to complement the consensus with consistent projections for variables for which there are no consensus estimates available (most notably house prices and – for some countries - unemployment), to generate alternative scenarios, to convert annual consensus information to a quarterly frequency and to ensure general consistency of the scenarios. As the baseline scenario is consistent with the consensus view it can be considered as free from any bias.

The relevance and selection of macroeconomic variables is defined by the ECL models under credit risk model governance. The scenarios are reviewed and challenged by two panels. The first panel consists of economic experts from Global Markets Research and risk and modelling specialists, while the second panel consists of relevant senior managers.

Alternative scenarios and probability weights (*)

Two alternative scenarios are taken into account; an upside and a downside scenario. The alternative scenarios have, to a large extent, a technical character as these are based on the forecast errors of the OEGEM.

To understand the baseline level of uncertainty around any forecast, Oxford Economics keeps track of all its forecast errors of the past 20 years. The distribution of forecast errors for GDP, unemployment, house prices and share prices is applied to the baseline forecast creating a broad range of alternative outcomes. In addition, to understand the balance of risks facing the economy in an unbiased way, Oxford Economics runs a survey with respondents from around the world and across a broad range of industries. In this survey the respondents put forward their views of key risks. Following the survey results, the distribution of forecast errors (that is being used for determining the scenarios) may be skewed.

For the downside scenario, ING has chosen for the 90th percentile of that distribution because this corresponds with the way risk management earnings-at-risk is defined within the Group. The upside scenario is represented by the 10th percentile of the distribution. The applicable percentiles of the distribution imply a 20% probability for each alternative scenario. Consequently, the baseline scenario has a 60% probability weighting. Please note that, given their technical nature, the downside and upside scenarios are not based on an explicit specific narrative.

Macroeconomic scenarios applied (*)

The provisions are based on the December consensus forecasts.

Baseline assumptions (*)

The December 2020 consensus anticipates global output (ING definition), after declining sharply in 2020 by 3.6%, to bounce back to 5.0% growth in 2021 and 3.8% in 2022. The consensus reflects that near-term economic weakness - resulting from a re-imposition of restrictions on mobility and firms, in order to prevent a further spread of the coronavirus – will be followed by an economic recovery underpinned by the start of a vaccination program in many parts of the world enabling a lifting of lockdowns. This could bring world real GDP back to pre-crisis levels by mid-2021. China is in the lead with the economy touching pre-crisis levels again already in the second half of 2020. But the US economy may not reach that level before the third quarter of 2021 and the eurozone not before the second quarter of 2022. Lagging the economic recovery, unemployment in a number of countries may continue to increase up to the third quarter of 2021 as government policy measures to preserve jobs may end. Most countries are expected to end the forecast period with higher unemployment rates than observed before the outbreak of the coronavirus pandemic. Further out in the forecast horizon, the unemployment rate is generally expected to fall back as the economic recovery continues (3.8% growth of world output in 2022).

When compared to the June 2020 consensus forecast, used for the second quarter interim reporting, the December forecast assumes a smaller shrink in 2020 global GDP (-3.6% compared to -4.8%) following a generally stronger than expected economic rebound. The fourth quarter re-imposition of lockdown measures to contain the spread of the coronavirus results, compared to June, in a less strong global recovery in 2021 (5.0% versus 5.1%) but the likely roll-out of an effective vaccine brightens the outlook further out (global growth in 2022 3.8% versus 3.2% in June).

When compared to the consensus forecast used for the final 2019 reporting, the current outlook is substantially different as at that time no assumptions with respect to the possible consequences of the spread of the coronavirus have been incorporated. The baseline scenario at the time assumed continued world economic growth close to 2.5% per year in 2020-2022.

Alternative scenarios and risks (*)

Uncertainty around the base case is high as new cases of Covid-19 remain high in many countries and restrictions to mobility have been tightened again, increasing the risk that the economic recovery falls back. There is also uncertainty around the degree to which government support schemes will continue to limit the increase in unemployment. And while there is positive news about the efficacy of a vaccine, many logistical and production challenges lie ahead.

To reflect the heightened uncertainty, the dispersion of the forward-looking distributions – from which the alternative scenarios are being derived – has been increased while maintaining a downward skew following on from the outcomes of Oxford Economics’ Global Risk Survey. Specifically, the forecast bandwidths projected for the end of the forecast horizon have now been applied to the near term as well.

The upside scenario – though technical in nature - implies a quick return of output to its pre-coronavirus baseline forecast and more positive medium-term prospects than envisaged in the baseline scenario. In this scenario, unemployment rates quickly fall back from their peaks in 2020. In spirit it is a scenario where medical advances allow for a more rapid easing of lockdowns. A faster restoration of confidence among business and households would result in private spending and business activity accelerating more markedly in 2021 and beyond.

The downside scenario, while being equally technical in nature, represents an even more pronounced near-term global downturn than expected in the baseline scenario. The downside scenario reflects the risk of the coronavirus pandemic not only posing significant risks to the near-term outlook but also having longer-lasting negative effects on economic growth (e.g. because of faster de-leveraging and weaker productivity growth).

Management adjustments applied this year (*)

In times of volatility and uncertainty where portfolio quality and the economic environment are changing rapidly, models alone may not be able to accurately predict losses. In these cases management adjustments can be applied to appropriately reflect ECL. Management adjustments can also be applied where the impact of the updated macroeconomic scenarios is over- or under-estimated by the IFRS 9 models.

An overlay of €394 million was taken in December 2020 because of time lags in defaults occurring in this crisis, as a result of support programmes, while GDP growth forecasts were improving as 2020 is now over and more favourable 2021 GDP growth forecasts (and subsequent years) are now being taken into account in the models. As it is expected that additional defaults as a result of the crisis will still come in, the overlay was taken which was calculated using a scenario with a time lag between GDP growth forecasts deteriorating and defaults occurring.

As mentioned above, per the guidance from EBA, Covid-19 related payment holidays granted until September 2020 have not automatically been classified as forbearance, and hence, have not automatically triggered recognition of lifetime ECL in stage 2. Looking forward, it is expected that the phasing out of the support measures in the course of 2021 could lead to more business insolvencies and unemployment. This could lead to more clients that have currently taken payment holidays getting into financial difficulties and to higher levels of defaults. To the extent ING believes that this elevated risk is not yet covered in the IFRS 9 models, a management adjustment has been recognised.

This management adjustment has been recognised for SME and mid-corporate portfolios as these portfolios are considered to be most at risk and have the highest percentage of customers requesting payment holidays compared to other portfolios. ING has recognised a management adjustment of €85 million in the Netherlands and €131 million in Belgium as they are the largest SME portfolios and not significantly impacted by macroeconomic forecasts updates. Furthermore, a management adjustment of €28 million has been recognised in Australia for the mortgage portfolio which is also a portfolio where relative many payment holidays are granted and which is considered at risk.

In addition, as the oil price remains volatile, as well as exposed to the impact of the Covid-19 crisis and subject to political decisions, ING recognised a management adjustment for the upstream oil book of €25 million.

Analysis on sensitivity (*)

The table below presents the analysis on the sensitivity of key forward-looking macroeconomic inputs used in the ECL collective-assessment modelling process and the probability-weights applied to each of the three scenarios. The countries included in the analysis are the most significant geographic regions, in terms of both gross contribution to reportable ECL, and sensitivity of ECL to forward-looking macroeconomics. Accordingly, ING considers these portfolios to present the most significant risk of resulting in a material adjustment to the carrying amount of financial assets within the next financial year. ING also observes that, in general, the Wholesale Banking business is more sensitive to the impact of forward-looking macroeconomic scenarios.

The purpose of the sensitivity analysis is to enable the reader to understand the extent of the impact on model based reportable ECL from the upside and downside scenario. The table does not include any management adjustments, except for the overlay for time lag in defaults of €394 million as at 31 December 2020.

In the table below the Real GDP is presented in percentage year-on-year change, the unemployment in percentage of total labour force and the house price index (HPI) in percentage year-on year change.

While the table does give a high-level indication of the sensitivity of the outputs to the different scenarios, it does not provide insight into the interdependencies and correlations between different macroeconomic variable inputs. On total ING level, the unweighted ECL for all collective provisioned clients in the upside scenario was €2,770 million, in the baseline scenario €3,082 million and in the downside scenario €4,362 million compared to €3,276 reportable collective provisions currently accounted for (including time lag overlay, excluding other management adjustments).

When compared to the sensitivity analysis of 2019 the macroeconomic inputs are substantially different, as at that time no assumptions with respect to the possible consequences of the spread of the coronavirus had been incorporated. The macroeconomic inputs used in the 2020 sensitivity analysis reflect that, after declining sharply in 2020, a bounce back in Real GDP is expected in 2021 and 2022. Furthermore the downside scenario has an increased downward skew, reflecting the continuing uncertainty related to the impact of Covid-19.

Sensitivity analysis as at December 2020 (*)
		2021	2022	2023	Un-weightedECL (Eur mln)	Probability-weighting	Reportable ECL (Eur mln)[1]
NetherlandsUpside scenario	Real GDP	5.3	3.3	2.8	383	20%	468
	Unemployment	5.1	3.9	3.0
	HPI	8.1	6.3	4.7
Baseline Scenario	Real GDP	2.8	2.9	1.9	441	60%
	Unemployment	5.8	5.2	4.7
	HPI	-1.9	-1.6	4.5
Downside scenario	Real GDP	-4.9	4.8	1.4	636	20%
	Unemployment	7.7	7.8	7.9
	HPI	-12.3	-11.0	4.3
GermanyUpside scenario	Real GDP	7.6	3.3	1.5	504	20%	558
	Unemployment	3.0	2.2	1.8
	HPI	3.5	8.3	6.6
Baseline Scenario	Real GDP	3.9	3.4	1.6	541	60%
	Unemployment	4.1	3.5	3.5
	HPI	0.4	4.8	3.1
Downside scenario	Real GDP	-2.4	3.5	1.3	662	20%
	Unemployment	5.6	5.3	5.6
	HPI	-3.5	0.8	-0.9
BelgiumUpside scenario	Real GDP	6.9	3.3	2.4	494	20%	559
	Unemployment	7.3	6.2	5.8
	HPI	-0.2	4.2	4.8
Baseline Scenario	Real GDP	4.5	3.3	2.3	540	60%
	Unemployment	7.5	6.3	6.3
	HPI	-1.7	3.5	3.8
Downside scenario	Real GDP	-0.4	4.0	2.2	681	20%
	Unemployment	9.4	9.1	8.8
	HPI	-3.6	2.5	2.9
United StatesUpside scenario	Real GDP	5.6	4.1	3.8	93	20%	189
	Unemployment	5.0	3.0	1.9
	HPI	6.2	9.4	9.3
Baseline Scenario	Real GDP	4.0	3.2	2.5	134	60%
	Unemployment	6.0	4.7	4.1
	HPI	4.3	4.1	4.0
Downside scenario	Real GDP	-6.3	6.8	1.9	448	20%
	Unemployment	8.5	7.9	7.6
	HPI	1.2	-1.9	-2.3
1 Sensitivity does only include the effect of time lag overlay, other management adjustments are excluded.

Sensitivity analysis as at December 2019 (*)
		2020	2021	2022	Un-weightedECL (Eur mln)	Probability-weighting	Reportable ECL (Eur mln)[1]
NetherlandsUpside scenario	Real GDP	2.3	3.5	3.2	370	20%	428
	Unemployment	2.8	2.4	2.3
	HPI	14.1	11.3	2.9
Baseline Scenario	Real GDP	1.4	1.5	1.6	416	60%
	Unemployment	3.6	3.9	4.2
	HPI	3.3	2.9	2.8
Downside scenario	Real GDP	-0.7	-0.9	0.5	520	20%
	Unemployment	5.0	6.3	7.1
	HPI	-7.5	-7.0	2.7
GermanyUpside scenario	Real GDP	2.6	2.8	1.8	458	20%	502
	Unemployment	2.4	1.7	1.4
	HPI	9.7	7.0	6.4
Baseline Scenario	Real GDP	0.8	1.1	1.3	495	60%
	Unemployment	3.2	3.2	3.3
	HPI	6.1	3.5	2.9
Downside scenario	Real GDP	-1.2	-1.7	0.5	567	20%
	Unemployment	4.3	4.8	5.2
	HPI	2.5	-0.3	-1.1
BelgiumUpside scenario	Real GDP	2.3	2.6	2.0	323	20%	357
	Unemployment	5.5	5.4	5.3
	HPI	5.1	4.2	4.3
Baseline Scenario	Real GDP	1.1	1.2	1.3	350	60%
	Unemployment	5.8	5.9	6.1
	HPI	3.5	3.4	3.4
Downside scenario	Real GDP	-0.4	-0.2	1.0	411	20%
	Unemployment	7.5	8.4	8.4
	HPI	1.5	2.6	2.4
United StatesUpside scenario	Real GDP	2.6	4.1	3.8	74	20%	144
	Unemployment	2.6	1.7	1.5
	HPI	5.0	8.0	8.1
Baseline Scenario	Real GDP	1.8	1.8	1.9	127	60%
	Unemployment	3.7	3.7	3.8
	HPI	2.6	2.6	2.8
Downside scenario	Real GDP	-0.6	-0.5	0.3	267	20%
	Unemployment	5.2	6.5	7.1
	HPI	0.1	-3.1	-3.4
1 Excluding management adjustments.

Criteria for identifying a significant increase in credit risk (*)

All assets and off-balance sheet items that are in scope of IFRS 9 impairment and which are subject to collective ECL assessment are allocated a 12-month ECL if deemed to belong in stage 1, or a lifetime ECL if deemed to belong in stages 2 and 3. An asset belongs in stage 2 if it is considered to have experienced a significant increase in credit risk since initial origination or purchase. The stage allocation process involves an asset’s derived scenario weighted average PD being assessed against a set of PD threshold bandings, which determines the appropriate staging and ECL. Stage 2 is triggered when either a threshold for absolute change in lifetime PD or relative change in lifetime PD is hit. The thresholds for the absolute change in lifetime PD vary between 75bps for Retail portfolios, 100bps for Wholesale and 250bps for SMEs, based on the characteristics of the specific portfolio. We are however in a transition phase to determine this on a portfolio level, which has been implemented for a few Turkish and Polish models which already have deviating lifetime PD thresholds. The threshold for the relative change in lifetime PD is inversely correlated with the PD at origination; the higher the PD at origination, the lower the threshold. Despite this, the relative threshold is punitive for investment grade assets while the absolute threshold primarily affects speculative grade assets. On ING Group level, the total ECL collective-assessment for performing assets is €1,678 million (2019: €1,291 million) (without taking management adjustments into account).

The setting of PD threshold bandings requires management judgement, and is a key source of estimation uncertainty. To demonstrate the sensitivity of the ECL to these PD thresholds bandings, analysis was run on all collectively-assessed assets, which assumed all assets (stage 1 and 2) were below the threshold, and apportioned a 12-month ECL. On the same asset base, analysis was run which assumed all performing assets were above the threshold, and apportioned a lifetime ECL. This gave rise to hypothetical collective-assessment ECLs of €1,242 million (2019: €866 million) and €3,552 million (2019: €2,665 million) respectively. Please note that in this analysis all other ECL risk parameters (except for the stage) were kept equal.

It should be noted that the lifetime PD thresholds are not the only drivers of stage allocation. An asset can change stages as a result of being in arrears, being on a Watch List or being forborne, among other triggers. Refer to section 1.7.8 of Note 1 ‘Basis of preparation and accounting policies’ for an exhaustive list. Furthermore, this analysis is rudimentary in that other parameters would change when an asset changes stages.

Market risk

Introduction (*)

Market risk is the risk that movements in market variables, such as interest rates, equity prices, foreign exchange rates, credit spreads and real estate prices negatively impact the bank’s earnings, capital, market value or liquidity position. Market risk either arises through positions in banking books or trading books. The banking book positions are intended to be held for the long term (or until maturity) or for the purpose of hedging other banking book positions. The trading book positions are typically held with the intention of short-term trading or in order to hedge other positions in the trading book. This means that financial instruments in the trading books should be free of trade restrictions. Policies and processes are in place to monitor the inclusion of positions in either the trading or banking book as well as to monitor the transfer of risk between the trading and banking books.

ING recognises the importance of sound market risk management and bases its market risk management framework on the need to identify, assess, control and manage market risks. The approach consists of a cycle of five recurring activities: risk identification, risk assessment, risk control, risk monitoring and risk reporting.

(*)

▪Risk identification is a joint effort of the first and second lines of defence. The goal of risk identification is to detect potential new risks and any changes in known risks. See ‘Risk Governance’ for more on our ‘three lines of defence’ governance model;

▪Identified risks are assessed and measured by means of various risk metrics to determine the importance of the risk to ING and subsequently to identify the control measures needed;

▪Risk control measures used by ING include policies, procedures, minimum standards, limit frameworks, buffers and stress tests;

▪Risk monitoring occurs to check if the implemented risk controls are executed, complied with across the organisation, and are effective; and

▪Market risk management results and findings are reported to the necessary governing departments and approval bodies.

Governance (*)

A governance framework has been established defining specific roles and responsibilities of business management units, market risk management units, and internal approval bodies per activity.

Supervision of market risk falls under the responsibility of the MBB and is delegated to the ALCO function, where ALCO Bank is the highest approval authority and sets the market risk appetite. ALCO Bank monitors ING’s adherence to the risk appetite for market risk and sets additional limits where appropriate. These limits are cascaded through the organisation through lower level ALCOs. This ALCO structure facilitates top-down risk management, limit setting, and the monitoring and control of market risk.

The monitoring and control of market risk is the responsibility of the Financial Risk (FR) department and Financial Institutions – Financial Markets (FI-FM) Risk. FR and FI-FM Risk are the designated departments of the second line of defence that report to the CRO function and are responsible for the design and execution of the bank’s market risk and counterparty credit risk management functions in support of the ALCO function. FR focuses on the market risks in the banking books, whereas FI-FM Risk is responsible for counterparty credit risk and market risks resulting from the Financial Markets trading books. FR and FI-FM Risk are responsible for determining adequate policies and procedures for actively managing market risk in the banking and trading books and for monitoring ING’s compliance with these guidelines.

FR and FI-FM Risk also maintain a limit framework in line with ING’s Risk Appetite Framework. The businesses are responsible for adhering to limits that are ultimately approved by the ALCO Bank. Limit excesses are reported to senior management on a timely basis and the business is required to take appropriate actions based on management decisions. To adhere to the established limit framework, ING implements hedging and risk mitigation strategies that range from the use of traditional market instruments, such as interest rate swaps, to more sophisticated hedging strategies to address a combination of risk factors arising at the portfolio level.

The organisational structure facilitates top-down risk management by recognising that risk taking and risk management to a large extent occur at the regional/local level. Bottom-up reporting from regional/local units to head office units allows each management level to fully assess the market risks relevant at the respective levels.

Several committees govern communication between the parties involved in market risk management, such as MRMC and CTRC. These committees have a functional reporting line to ALCO Bank. The Market Risk Model Committee (MRMC) is the dedicated authority within ING for the approval of all trading and banking risk models, methodologies and parameters related to market risk. The Trading Pricing Model Committee (TPMC) approves pricing models for trading and banking books. Financial Risk and FI-FM Risk departments provide systematic risk reporting to the EB and MBB, the ALCO Bank and the senior executive management of related business functions.

The FI-FM risk management framework governs the boundary between trading books and banking books. It defines the activities ING considers to be trading according to a regulatory definition and for own funds requirement purposes. Trading activity is systematically reviewed and positions are assessed against the mandates jointly by the first and second lines of defence. As specified in the framework, the transfer of risk or the transfer of positions between banking and trading books is in principle not allowed. In exceptional cases when a re-designation is deemed necessary, the re-designation should be approved by senior management.

The following sections elaborate on the various elements of the risk management framework for:

▪Market risk economic capital (trading and banking books);

▪Market risks in banking books; and

▪Market risks in trading books.

Market risk economic capital (trading and banking books)

Economic capital for market risk is the economic capital necessary to withstand unexpected value movements due to changes in market variables and model risk.

Economic capital for market risk is calculated for exposures both in trading portfolios and banking portfolios and includes interest rate risk, credit spread risk, equity price risk, foreign exchange rate risk, customer behaviour risk, real estate risk, model risks and pension risk. Economic capital for market risk is calculated using internally developed methodologies with a 99.9% confidence level and a horizon of one year.

For the trading books and the linear interest rate risk and equity investments in the banking books, the Value at Risk (VaR) is taken as a starting point for the economic capital calculations for market risk. The VaR is measured at a 99% confidence level with a one-day holding period.

To arrive at the economic capital for market risk, a simulation-based model is used which includes scaling to the required confidence level and holding period. In determining this scaling factor, other factors are also taken into account like the occurrence of large market movements (events).

Embedded options, e.g. the prepayment option and offered rate option in mortgages in the banking books, result in non-linear interest rate risk in the banking books. Embedded options are economically hedged using a delta-hedging methodology, leaving the mortgage portfolio exposed to convexity risk, volatility risk and model risk. For the calculation of economic capital for this non-linear interest rate risk, ING performs a Monte Carlo simulation.

Real estate price risk includes the market risks in both the real estate investment and the development portfolio of the ING Wholesale Banking business line. The economic capital for real estate price risk is calculated by stressing the underlying market variables.

While aggregating the different economic capital market risk figures for the different portfolios, diversification benefits (based on stressed correlations) are taken into account as it is not expected that all extreme market movements will appear at the same moment.

Market risk in banking books (*)

ING makes a distinction between the trading and banking (non-trading) books. Positions in banking books originate from the market risks inherent in commercial products that are sold to clients, Group Treasury exposures, and from the investment of our own funds (core capital). Both the commercial products and the products used to hedge market risk exposures in these products are intended to be held until maturity, or at least for the long term.

Risk transfer (*)

An important element of the management of market risks in the banking book is the risk transfer process. In this process the interest rate, FX, funding and liquidity risks are transferred from the commercial books through matched funding to Group Treasury, where it is centrally managed. The scheme below presents the transfer and management process of market risks in the banking books:

Risk measurement (*)

The main concepts and metrics used for measuring market risk in the banking book are described below per risk type.

Interest rate risk in banking book (*)

Interest rate risk in the banking book is defined as the exposure of a bank’s earnings, capital, and market value to adverse movements in interest rates originated from positions in the banking book.

Governance (*)

The management of interest rate risk follows the Interest Rate Risk in the Banking Book (IRRBB) framework as approved by ALCO Bank. This framework describes roles, responsibilities, risk metrics, and the policies and procedures related to interest rate risk management. Furthermore ALCO Bank sets the risk appetite for interest rate risk, which is then translated into limits for the interest rate risk metrics.

As a result of this framework, ING centralises interest rate risk management from commercial books (that capture the products sold to clients) to globally managed interest rate risk books. This enables a clear demarcation between commercial business results and results based on unhedged interest rate positions.

ING distinguishes between three types of activities that generate interest rate risk in the banking book:

▪Investment of own funds;

▪Commercial business; and

▪Group Treasury exposures including strategic interest rate positions.

Below the three activities are described in more detail:

Group Treasury is responsible for managing the investment of own funds (core capital). Capital is invested for longer periods to keep earnings stable. The main objective is to maximise the economic value of the book and to generate adequate and stable annual earnings within the risk appetite boundaries set by ALCO Bank.

Commercial activities can result in linear interest rate risk, for example, when re-pricing causes the tenors of assets to differ from those of liabilities. Also, interest rate risk can arise from customer behaviour and/or convexity risk, depending on the nature of the underlying product characteristics. customer behaviour risk is defined as the potential future value loss due to deviations in the actual behaviour of clients versus the modelled behaviour towards the embedded options in commercial products. General sources of customer behaviour risk, amongst others, include the state of the economy, competition, changes in regulation, legislation and tax regime, and developments in the housing market. Since these risk factors cannot be (fully) mitigated, ING holds capital to be able to absorb possible losses as a result of unforeseen customer behaviour.

From an interest rate risk perspective, commercial activities can typically be divided into three main product types: savings and demand deposits, mortgages, and loans.

▪Savings and demand deposits are generally invested so as to hedge their value and minimise the sensitivity of the margin to market interest rates. Interest rate risk can arise when there is a lag between savings rate adjustments and the adjustments experienced through market rates or when market rate changes cannot be passed on to clients. Interest rate risk is modelled based on the stability of the deposit and the pass-through rate. This takes into account different elements, such as pricing strategies, volume developments and the level and shape of the yield curve. Savings volumes are typically assumed to be relatively stable and not sensitive to rate changes;

▪Interest rate risk for mortgages arises through prepayment behaviour. In modelling this risk, both interest rate dependent pre-payments and constant prepayments are considered. Next to the dependence on interest rates, modelled prepayments may include other effects such as loan-to-value, seasonality and the reset date of the loan. In addition, the interest sensitivity of embedded offered rate options is considered; and

▪Wholesale Banking loans typically do not experience interest rate dependent prepayment behaviour; these portfolios are matched-funded taking the constant prepayment model into account. They typically do not contain significant convexity risk. Wholesale banking loans can have an all-in rate floor or a floor on a reference rate.

Customer behaviour in relation to mortgages, loans, savings and demand deposits is modelled, based on extensive research. Per business unit and product type, exposures are typically segmented into different portfolios based on expected client behaviour. For each of the segments, model parameters for example for the pass-through rate and customer behaviour are determined based on historical data and expert opinion. Models are backtested and updated when deemed necessary in an annual procedure. Model parameters and the resulting risk measures are approved by (local) ALCO.

Linear risk transfers take place from commercial business books to the treasury book (Group Treasury), if necessary, by using estimations of customer behaviour. The originating commercial business is ultimately responsible for estimating customer behaviour, leaving convexity risk and (unexpected) customer behaviour risk with the commercial business. Risk measurement and the risk transfer process take place on a monthly basis. However, if deemed necessary additional risk transfers can take place, for instance due to volatile markets.

The commercial business manages the convexity risk that is the result of products that contain embedded options, like mortgages. Here the convexity risk is defined as the optionality effects in the value due to interest rate changes, excluding the first-order effects. In some cases, convexity risk is transferred from the commercial books to treasury books using cap/floor contracts.

In the following sections, the interest rate risk exposures in the banking books are presented. ING uses risk measures based on both an earnings and a value perspective. Net interest income (NII)-at-risk is used to provide the earnings perspective and the net present value (NPV)-at-risk and basis point value (BPV) figures provide the value perspective. Please note that corrective management actions are not taken into account in these figures although price adjustments are included in the earnings risk measure.

During 2020, the following refinements to the risk measurement for IRRBB were made:

▪Review of the risk appetite for IRRBB;

▪Further insights in sub-risk types such as vega optionality risk, tenor basis risk and a client behaviour risk earnings and value metrics

▪Annual review of the interest rates scenarios used for calculating NII-at-Risk and NPV-at-Risk;

▪Savings/ current account model updates and prepayment model updates for market developments; and

▪Specific Covid-19 related stress test.

Net interest income (NII) at Risk (*)

NII-at-Risk measures the impact of changing interest rates on net interest income (before tax) of the banking book with a time horizon of one year (expanding to a horizon of three years). This excludes credit spread sensitivity and fees. The NII-at-Risk figures in the tables below reflect a parallel interest rate shock under the assumption of the balance sheet development in line with the dynamic plan with a time horizon of one year. As well as parallel scenarios, IRRBB monitoring and management includes the impact of non-parallel scenarios and the impact over a longer horizon. NII-at-Risk asymmetry between the downward and upward ramped scenarios is primarily caused by the asymmetry between pricing behaviour of mortgages and savings products due to embedded options and pricing constraints.

NII-at-Risk banking books per business - year one (*)
in EUR million	2020		2019
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	135	-83	-12	12
Retail Banking Benelux	-114	105	-91	40
Retail Challengers & Growth Markets	-52	-14	-3	-3
Corporate Line Banking	-52	52	-30	30
Total	-83	60	-136	79
EUR ramped is at +/- 100bps in 1 year
USD ramped is at +/- 120bps in 1 year

The NII-at-Risk is primarily driven by the difference in sensitivity of client liabilities, mainly savings, versus the sensitivity of client assets and investments to rate changes. The investment of own funds only impacts the earnings sensitivity marginally, as only a relatively small part has to be (re)invested within the one-year horizon.

NII-at-Risk banking book per currency - year one (*)
in EUR million	2020		2019
	Ramped, unfloored		Ramped, unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By currency
Euro	-146	120	-134	65
US Dollar	41	-36	25	-24
Other	23	-25	-27	39
Total	-83	60	-136	79
EUR ramped is at +/- 100bps in 1 year
USD ramped is at +/- 120bps in 1 year

Year-on-year variance analysis (*)

The change in NII-at-Risk is primarily visible for Retail Challengers & Growth Markets and Wholesale Banking. This is driven by balance sheet developments, the low interest rate environment and savings model updates for market developments mainly in ING Germany, ING Spain and ING Poland. The annual update of the interest rate scenarios also led to a limited increase in the NII-at-Risk for year one.

Net Present Value (NPV) at Risk (*)

NPV-at-Risk measures the impact of changing interest rates on value. The NPV-at-Risk is defined as the outcome of an instantaneous increase and decrease in interest rates from applying currency-specific scenarios. The NPV-at-Risk asymmetry between the downward and upward shock is mainly caused by convexity risk in the mortgage and savings portfolio. The NPV-at-Risk figures are also calculated using the updated interest rate scenarios.

The full value impact cannot be directly linked to the financial position or profit or loss account, as fair value movements in banking books are not necessarily reported through the profit or loss account or through other comprehensive income (OCI). The value mutations are expected to materialise over time in the profit and loss account if interest rates develop according to forward rates throughout the remaining maturity of the portfolio.

NPV-at-Risk banking books per business (*)
in EUR million	2020		2019
	unfloored		unfloored
	parallel ▼	parallel ▲	parallel ▼	parallel ▲
By business
Wholesale Banking	-68	171	182	400
Retail Banking Benelux	-1,425	541	-1,431	268
Retail Challengers & Growth Markets	-506	-17	-259	-452
Corporate Line Banking	1,946	-1,820	1,819	-1,731
Total	-54	-1,125	310	-1,514
The prior period has been updated to improve consistency and comparability.
EUR +/- 100bp shock scenario
USD +/- 120bp shock scenario

Year-on-year variance analysis (*)

The change in NPV-at-Risk is primarily visible for Retail Challengers & Growth Markets and Wholesale Banking. This is driven by balance sheet developments, the low interest rate environment and savings model updates for market developments mainly in ING Germany, ING Spain and ING Poland. Main sensitivity can be attributed to Corporate Line, in which core capital is represented in line with the regulations, assuming a zero duration. Corporate Line Banking has been included retroactively in the measurement of NPV-at-Risk since 2019 for better alignment with regulatory IRRBB measurements.

IBOR transition (*)

Interbank offered rates, such as EURIBOR and LIBOR, are widely used as benchmarks to set interest rates across a broad range of financial products and contracts. In line with recommendations from the Financial Stability Board, a fundamental review and reform of the major interest rates benchmarks has been undertaken. For the eurozone, this led to a reform of the EURIBOR benchmark rate and development of €STR as the recommended new nearly risk-free-rate (RFR) to replace EONIA. For LIBOR benchmarks, the reform will include replacing current LIBOR rates with alternative, nearly risk-free rates. For example RFR Working Groups in the US and UK have recommended to replace USD LIBOR and GBP LIBOR with SOFR and SONIA respectively when these LIBOR rates cease to exist. This process is at different stages, and is progressing at different speeds, across several major currencies.

The reform of EURIBOR was completed in 2019 and consisted of a change to the underlying calculation methodology. The Belgian Financial Services and Markets Authority granted authorisation with respect to EURIBOR under the EU Benchmarks Regulation. This allows market participants to continue to use EURIBOR after 1 January 2020 for both existing and new contracts. ING expects that EURIBOR will continue to exist as a benchmark rate for the foreseeable future. In addition, the Working Group on Euro Risk-Free Rates is continuing its work on developing recommended fallback rates based on the €STR for EURIBOR contracts.

EONIA will cease to be published by 3 January 2022 and the European Money Markets Institute (EONIA’s administrator) has indicated that EONIA cannot be used in any contracts that may be outstanding as of 1 January 2022. The transition of existing contracts and products that still rely on EONIA is ongoing. As both EONIA and €STR are overnight rates and the spread between them was established in 2019 this transition is considered less complex than that for LIBOR.

The ICE Benchmark Administration, as the administrator of LIBOR, issued a consultation with respect to its plans for the cessation for most LIBOR rates at the end of 2021, with an 18 month extended period of publication for USD LIBOR to support legacy products. ING is in the process of amending or preparing to amend contractual terms in response to this, and there is still some uncertainty over the timing and the methods of transition. ING is proactively reaching out to industry participants, counterparties and clients to create awareness and offer support on the ongoing transition.

During 2020 the financial sector issued a number of interim targets, guidance papers and other initiatives to help phase in key components of this transition. For example significant progress was made to address deficiencies in existing derivative fallback clauses. ISDA issued an IBOR fallbacks supplement that sets out how the transition to alternative benchmark rates (e.g. SOFR, SONIA) will be accomplished. The effect of the supplement is to create clear fallback rates that will apply on the permanent discontinuation of certain key IBORs. From the effective date of 25 January 2021, all new derivatives that reference these ISDA definitions include these robust fallbacks. The Group and many other parties have also adhered to a protocol to implement these fallbacks into derivative contracts that were entered into before the effective date. If both counterparties adhere to the protocol, these new fallbacks will be automatically implemented into existing derivative contracts. For loans, various recommendations have been made to help drive consistent use of robust fallbacks for new contracts. These industry recommendations are incorporated into our contract templates used for new lending.

Public authorities have also recognised that certain LIBOR contracts do not contain any alternatives, contain inappropriate alternatives, or cannot be renegotiated or amended prior to the expected cessation of LIBOR. In response, the European Commission announced that it intends to implement legislation that gives market participants the confidence to transition these ‘tough legacy’ contracts to the recommended benchmark replacement without the fear of legal repercussions. In addition, the UK government announced that it would grant powers to the FCA to enable continued publication of a ‘’synthetic’’ LIBOR using a different methodology and inputs, and therefore could reduce disruption to any holders of these tough legacy contracts. However, there is no certainty as to whether the FCA will exercise these powers or what form the revised methodology would take, and the FCA has consequently encouraged users of LIBOR to renegotiate or amend as many contracts as possible before the relevant LIBOR. There is no guarantee that regulators will implement measures to address such legacy contracts, or that such measures will be effective in avoiding business disruption or contractual disputes.

ING Group has significant exposures to IBORs on its financial instruments that will be reformed as part of this market-wide initiative. The potential discontinuation of interest rate benchmarks, or changes in the methodology or manner of administration of any benchmark, could result in a number of risks for ING Group, its customers, and the financial services industry more widely. These risks include legal risks in relation to changes required to documentation for new and existing transactions that may be required. Financial risks (predominantly limited to interest rate risk) may also arise from any changes in the valuation of financial instruments linked to benchmark rates, and changes to benchmark indices could impact pricing mechanisms on some instruments. Changes in valuation, methodology or documentation may also result into complaints or litigation. The Group may also be exposed to operational risks or incur additional costs due to the potential requirement to adapt IT systems, trade reporting infrastructure and operational processes, or in relation to communications with clients or other parties and engagement during the transition period. Particularly, one of the main risks to which the Group is exposed as a result of IBOR reform is operational. For example, the renegotiation of loan contracts through bilateral negotiation with customers, updating of contractual terms, updating of systems that use IBOR and revision of operational controls related to the reform.

The ING IBOR programme has a robust governance in place, with progress being tracked by business line steering committees reporting into a central IBOR steering committee. The programme assesses and coordinates the actions necessary to manage the required changes to internal processes and systems, including pricing, risk management, legal documentation, hedge arrangements, as well as the impact on our customers. ING continues to monitoring market developments, and the outcome of several remaining uncertainties such as the availability of term rates, to anticipate the impact on the program, our customers and any related risks.

As at 31 December 2020 the following financial instruments have yet to transition to alternative benchmark rates, summarised by significant benchmark rate. The table below excludes exposures that will expire before transition is required. For all rates this has been taken as 31 December 2021, despite some recent developments that indicate that USD LIBOR will be available until mid-2023. The table below also excludes off-balance sheet commitments.

Non derivative Financial instruments to transition to alternative benchmarks
in EUR million	Financial Assets non-derivative	Financial Liabilities non-derivative
2020	Carrying value(in EUR mln)	Carrying value(in EUR mln)
By benchmark rate
GBP LIBOR	6,912	259
USD LIBOR	42,279	5,188
CHF LIBOR	345	42
JPY LIBOR	225	41
EUR LIBOR	422	8
EONIA	100	728
Total	50,283	6,265

Derivative Financial instruments to transition to alternative benchmarks
2020	Nominal value (in EUR mln)
By benchmark rate[1]
GBP LIBOR	26,851
USD LIBOR	474,457
CHF LIBOR	9,710
JPY LIBOR	60,592
EONIA	28,592
Total	600,203

For cross currency swaps all legs of the swap are included that are linked to a main IBOR that is significant to ING Group.

The table above does not include EURIBOR exposures as the reformed EURIBOR is compliant with the EU Benchmarks Regulation and there are no plans to discontinue.

ING Group also has exposure to interest rate benchmark reform in respect of its cash collateral balances across some of its Credit Support Annex agreements. This exposure is not included within the table above.

Given that IBOR reform may have various accounting implications, the International Accounting Standards Board (IASB) has undertaken a two phase project. Phase 1 addresses those issues that affect financial reporting before the replacement of an existing benchmark. Phase 1 amendments to IFRS were issued by the IASB in 2019. Phase 2 focuses on issues that may affect financial reporting when the existing benchmark rate is reformed or replaced. Phase 2 amendments to IFRS were issued by the IASB in 2020. In 2019, ING early adopted the Phase 1 amendments to IFRS which allowed ING to apply a set of temporary exceptions to continue hedge accounting even when there is uncertainty about contractual cash flows arising from the reform. Under these temporary exceptions, interbank offered rates are assumed to continue unaltered for the purposes of hedge accounting until such time as the uncertainty is resolved. Refer to Note 39 ‘Derivatives and hedge accounting’ for the disclosures relating to the application of the amendments as part of Phase 1.

The Phase 2 amendments to IFRS relating mainly to accounting for changes in the basis for determining the contractual cash flows of financial assets and liabilities due to the IBOR reform and impact on hedge accounting when an existing benchmark rate is reformed or replaced with an alternative risk free rate. The Phase 2 amendments are effective for annual reporting periods beginning on or after 1 January 2021, with early application permitted. ING did not early adopt Phase 2 amendments in 2020. Refer to section 1.4.2 of Note 1 ‘Basis of preparation and accounting policies’ of the financial statements.

Foreign exchange (FX) risk in banking books (*)

FX exposures in banking books result from core banking business activities (business units doing business in currencies other than their base currency), foreign currency investments in subsidiaries (including realised net profit and loss), and strategic equity stakes in foreign currencies. The policy regarding these exposures is briefly explained below.

Governance – Core banking business (*)

Every business unit hedges the FX risk resulting from core banking business activities into its base currency. Consequently, assets and liabilities are matched in terms of currency.

Governance – FX translation result (*)

ING’s strategy is to keep the target CET1 ratio within a certain range when FX rates fluctuate, while limiting volatility in the profit and loss account due to this CET1 hedging. Therefore, hedge accounting is applied to the largest extent possible. Taking this into account, the CET1 ratio hedge can be achieved by deliberately taking foreign currency positions equal to certain target positions, such that the target CET1 capital and risk-weighted assets are equally sensitive in relative terms to changing FX rates. For a selection of emerging market currencies ING decided not to enter into foreign currency hedges as allowed under the policy.

Risk profile – FX translation result (*)

The following table presents the currency exposures in the banking books for the most important currencies for the FX translation result. Positive figures indicate long positions in the respective currency. As a result of the strategy to hedge the CET1 ratio an open structural FX exposure exists.

In order to measure the sensitivity of the target CET1 ratio against FX rate fluctuations, an historical Value-at-Risk approach is used. It measures the drop in the CET1 ratio based on historical FX rates. The impact is taken into account under the solvency RAS.

Foreign currency exposures banking books (*)
in EUR million	Foreign Investments		Hedges		Net exposures
	2020	2019	2020	2019	2020	2019
US Dollar[1]	7,126	8,031	-10	-11	7,117	8,020
Pound Sterling[2]	1,285	-22			1,285	-22
Polish Zloty	2,631	2,522	-369	-278	2,262	2,244
Australian Dollar	3,544	3,565	-2,269	-2,033	1,275	1,532
Turkish Lira	1,078	1,337			1,078	1,337
Chinese Yuan	1,912	2,255			1,912	2,255
Russian Rouble	344	540	-126	-85	218	455
Other currency	5,992	4,742	-3,456	-1,834	2,536	2,907
Total	23,913	22,969	-6,231	-4,242	17,683	18,727
1 US Dollar net exposure move is mainly driven by EURUSD FX rate.
2 The net exposure move in Pound Sterling is related to capital injection in UK Branch.

Equity price risk in banking books (*)

Governance (*)

ING maintains a strategic portfolio with substantial equity exposure in its banking books. Local offices are responsible for the management of the equity investment positions. Financial Risk is responsible for monitoring the regulatory capital for equity investments on a monthly basis and acts independently from ING / local management when monitoring these positions.

Risk Profile (*)

Equity price risk arises from the possibility that an equity security’s price will fluctuate, affecting the values of the equity security itself as well as other instruments whose value react similarly to the particular security, a defined basket of securities, or a securities index. ING’s equity exposure mainly consists of the investments in associates and joint ventures of EUR 1,475 million (2019: EUR 1,790 million) and equity securities held at fair value through other comprehensive income (FVOCI) of EUR 1,862 million (2019: EUR 2,306 million). The value of equity securities held at FVOCI is directly linked to equity security prices with increases/decreases being recognised in the revaluation reserve. Investments in associates and joint ventures are measured in accordance with the equity method of accounting and the balance sheet value is therefore not directly linked to equity security prices.

Year-on-year variance analysis (*)

The revaluation reserve relating to equity securities at FVOCI moved from EUR 1,580 million per year-end 2019 to EUR 1,181 million per year-end 2020. In 2020 the securities at FVOCI decreased by EUR 443 million. This was mainly due to the revaluation of shares in Bank of Beijing (EUR -339 million).

Revaluation reserve equity securities at fair value through other comprehensive income (*)
in EUR million	2020	2019
Positive re-measurement	1,201	1,582
Negative re-measurement	-20	-2
Total	1,181	1,580

Real estate price risk in banking books (*)

Real estate price risk arises from the possibility that real estate prices fluctuate. This affects both the value of real estate assets and the earnings related to real estate activities.

Governance (*)

Real estate is a run-off business consisting of real estate development and real estate investment management activities which are being wound down by sale of assets, strict execution of contract maturity, or through portfolio sales.

Market risk in trading books (*)

Within the trading portfolios, positions are maintained in the financial markets. These positions are often a result of transactions with clients and may benefit from short-term price movements. In 2020, ING continued its strategy of undertaking trading activities to develop its client-driven franchise and deliver a differentiating experience by offering multiple market and trading products.

Governance (*)

The Financial Markets Risk Committee (FMRC) is the market risk committee that, within the risk appetite set by ALCO Bank, sets market risk limits both on an aggregated level and on a desk level, and approves new products. FI-FM Risk advises both FMRC and ALCO Bank on the market risk appetite of trading activities.

With respect to the trading portfolios, FI-FM Risk focuses on the management of market risks of Wholesale Banking (mainly Financial Markets) as this is the only business line within ING where trading activities take place. Trading activities include facilitation of client business and market making. FI-FM Risk is responsible for the development and implementation of trading risk policies and risk measurement methodologies, and for reporting and monitoring risk exposures against approved trading limits. FI-FM Risk also reviews trading mandates and limits, and performs the gatekeeper role in the product review process. The management of market risk in trading portfolios is performed at various organisational levels. The FI-FM Risk Management Framework defines policies and procedures for the overall management of trading books. Trading activity is systematically reviewed and positions against the mandates are assessed jointly by the first and second lines of defence.

Risk measurement (*)

ING uses a comprehensive set of methodologies and techniques to measure market risk in trading books: Value at Risk (VaR) and Stressed Value at Risk (SVaR), Incremental Risk Charge (IRC), and Event Risk (stress testing). Systematic validation processes are in place to validate the accuracy and internal consistency of data and parameters used for the internal models and modelling processes.

Value at Risk (*)

FI-FM Risk uses the historical simulation VaR methodology (HVaR) as its primary risk measure. The HVaR for market risk quantifies, with a one-sided confidence level of 99%, the maximum overnight loss that could occur in the trading portfolio of ING due to changes in risk factors (e.g. interest rates, equity prices, foreign exchange rates, credit spreads, implied volatilities) if positions remain unchanged for a time period of one day. Next to general market movements in these risk factors, HVaR also takes into account market data movements for specific moves in e.g. the underlying issuer of securities. A single model that diversifies general and specific risk is used. In general, a full revaluation approach is applied, and for a limited number of linear trading positions and risk factors in commodity and equity risk classes a sensitivity-based approach is applied. The potential impact of historical market movements on today’s portfolio is estimated, based on equally weighted observed market movements of the previous year (260 days). When simulating potential movements in risk factors, depending on the risk factor type, either an absolute or a relative shift is used. The data used in the computations is updated daily. ING uses HVaR with a one-day horizon for internal risk measurement, management control, and backtesting, and HVaR with a ten-day horizon for determining regulatory capital. To compute HVaR with a ten-day horizon the one-day risk factor shifts are scaled by the square root of ten and then used as an input for the revaluation. The same model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Limitations (*)

HVaR has some limitations: HVaR uses historical data to forecast future price behaviour, but future price behaviour could differ substantially from past behaviour. Moreover, the use of a one-day holding period (or ten days for regulatory capital calculations) assumes that all positions in the portfolio can be liquidated or hedged in one day. In periods of illiquidity or market events, this assumption may not hold. Also, the use of a 99% confidence level means that HVaR does not take into account any losses that occur beyond this confidence level.

Backtesting (*)

Backtesting is a technique for the ongoing monitoring of the plausibility of the HVaR model in use. Although HVaR models estimate potential future trading results, estimates are based on historical market data. In a backtest, the actual daily trading result (excluding fees and commissions) is compared with the one-day HVaR. In addition to using actual results for backtesting, ING also uses hypothetical results, which exclude the effects of intraday trading, fees, and commissions. When an actual or a hypothetical loss exceeds the HVaR, an ‘outlier’ occurs. Based on ING’s one-sided confidence level of 99%, an outlier is expected once in every 100 business days. On an overall level in 2020 there were four outliers for hypothetical P&L and five outliers for actual P&L. Following the approval of ECB, the March 2020 backtest outliers caused by market volatility of Covid-19 has been excluded from capital multiplier calculations as of 30 June 2020. This applies to four hypothetical and four actual outliers for ING Group. ING reports backtesting results on a quarterly basis to the ECB.

Stressed HVaR (*)

The Stressed HVaR (SVaR) is intended to replicate the HVaR calculation that would be generated on the bank’s current portfolio with inputs calibrated to the historical data from a continuous 12-month period of significant financial stress relevant to the bank’s portfolio. To calculate SVaR, ING uses the same model that is used for 1DHVaR, with a ten-day horizon. The data for the historical stress period used currently includes the height of the credit crisis around the fall of Lehman Brothers, and this choice is reviewed regularly. The historical data period is chosen so that it gives the worst scenario loss estimates for the current portfolio. The same SVaR model is used for management purposes and for regulatory purposes. The same SVaR model is used for all legal entities within ING with market risk exposure in the trading portfolio.

Incremental risk charge (*)

The Incremental risk charge (IRC) for ING is an estimate of the default and migration risks for credit products (excluding securitisations) in the trading book, over a one-year capital horizon, with a 99.9% confidence level. The same IRC model is used for all legal entities within ING with market risk exposure in the trading portfolio. Trading positions (excluding securitisations) of ING, which are subject to specific interest rate risk included in the internal model approach for market risk regulatory capital, are in scope of the IRC model. By model choice, equity is excluded from the model. For the calculation of IRC, ING performs a Monte-Carlo simulation based on a Gaussian copula model. The asset correlations used in the Gaussian copula model are determined using the IRB correlation formula. The rating change is simulated for all issuers over the different liquidity horizons (i.e. time required to liquidate the position or hedge all significant risks) within one year. Movements across different rating categories and probabilities of default are governed by a credit-rating transition matrix. An external transition matrix is obtained from Standard & Poor’s (S&P). The financial impact is then determined for the simulated migration to default, or for the simulated migration to a different rating category, based on LGD or credit spread changes, respectively.

The liquidity horizon has been set to the regulatory minimum of three months for all positions in scope. ING reviews the liquidity horizons regularly based on a structured assessment of the time it takes to liquidate the positions in the trading portfolio.

ING periodically assesses the compliance of the IRC model with regulatory requirements by performing gap analyses, substantiating the modelling choices, and quantifying the impact of alternative approaches.

Stress testing and event risk (*)

Stress testing and event risk are valuable risk management tools. In addition to the bank-wide stress test framework as described in the stress-testing section, FI-FM Risk performs additional assessments, specific to the Trading Book, with various frequencies: sensitivity analyses (single-risk factor and multi-risk factor), ad-hoc stress tests (e.g. Covid-19 scenarios) and structured stressed scenario tests under the event risk framework - to monitor market risks under extreme market conditions. Event risk is calculated because HVaR in general does not produce an estimate of the potential losses that can occur as a result of extreme market movements, i.e. beyond the confidence level. Event risk evaluates the bank’s financial stability under severe but plausible stress scenarios and assists in decision-making aimed at maintaining a financially healthy going-concern institution after a severe event occurs. Event risk is based on historical as well as hypothetical extreme scenarios. The result is an estimate of the profit and loss caused by a potential event and its worldwide impact for ING. The event risk number for ING trading activity is generated on a weekly basis. As with HVaR, the risk appetite for event risk is limited by ALCO Bank.

ING’s event risk policy is based on a large set of possible stress scenarios per risk type. In stress scenarios, shocks are applied to prices (credit spreads, interest rates, equity, commodities, and fx rates) and volatilities. Depending on the type of the stress test, additional scenario assumptions can be made, for example on correlations, dividends, or recovery rates. For equity products, for example, both a crisis scenario (prices decrease) as well as a bull scenario (prices increase) are assumed. Scenarios are calculated based on events happening independently, jointly by region, or in all countries simultaneously. This way, for each risk type, a large set of scenarios is calculated. The worst scenarios per market are combined across markets by assessing both independent events per market, and the worst events happening in all markets at the same time.

Sensitivities (*)

As part of the risk monitoring framework, FI-FM Risk actively monitors the daily changes of sensitivities of the trading portfolios. Sensitivities measure the impact of movements in individual market risk factors (foreign exchange rates, interest rates, credit spreads, equity, and commodity prices) on profit and loss results of the trading positions and portfolios.

The following tables show the five largest trading positions in terms of sensitivities to foreign exchange, interest rate and credit spread risk factor movements. These largest exposures also reflect concentrations of risk in FX risk per currency, interest rate risk per currency, and credit spread risk per country, rating and sector. Due to the nature of the trading portfolios, positions in the portfolios can change significantly from day to day, and sensitivities of the portfolios can change daily accordingly.

Most important foreign exchange year-end trading positions (*)
in EUR million	2020		2019
Foreign exchange		Foreign exchange
US Dollar	203	US Dollar	116
Chinese Yuan Renminbi	-63	Chinese Yuan Renminbi	-21
Japanese Yen	-44	South Korean Won	20
British Pound	-37	Brazilian Real	-15
Romanian Leu	-16	Japanese Yen	-10

Most important interest rate and credit spread sensitivities at year-end (*)
in EUR thousand	2020		2019
Interest Rate (BPV) [1]		Interest Rate (BPV) [1]
Euro	-787	Euro	-740
US Dollar	-319	US Dollar	-325
British Pound	-120	Russian Ruble	-105
Russian Ruble	-86	British Pound	-68
Australian Dollar	-64	Australian Dollar	-31

Credit Spread (CSO1) [2]		Credit Spread (CSO1) [2]
Germany	134	United States	360
Republic of Korea	-129	Germany	163
United States	118	France	117
Belgium	115	Russian Federation	73
Netherlands	50	United Kingdom	72
1 Basis Point Value (BPV) measures the impact on value of a 1 basis point increase in interest rates. The figures include commodity risk in banking books.
2 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads. Exposures to supranational institutions are not assigned to a specific country.

Credit spread sensitivities per risk class and sector at year-end (*)
	2020		2019
in EUR thousand	Corporate	Financial Institutions	Corporate	Financial Institutions
Credit Spread (CSO1) [1]
Risk classes
1 (AAA)	4	-4	1	-1
2–4 (AA)	2	-120	-15	-63
5–7 (A)	80	-14	143	32
8–10 (BBB)	301	-14	273	1
11–13 (BB)	55		148	9
14–16 (B)	18	-6	51	1
17–22 (CCC and NPL)	2		26
Not rated	1
Total	462	-158	626	-21

1 Credit Spread Sensitivity (CS01) measures the impact on value of a 1 basis point increase in credit spreads.

Funding and liquidity risk (*)

Introduction (*)

Funding and liquidity (F&L) risk is the risk that ING or one of its subsidiaries cannot meet its financial liabilities when they are due at reasonable cost and in a timely manner. ING incorporates funding and liquidity management in its business strategy and has established a funding and liquidity risk framework to manage risks within pre-defined boundaries.

A high-level overview of the F&L framework is provided in the next figure.

Governance (*)

Funding and liquidity risk management within ING falls under the supervision of the ALCO Bank function that approves the funding and liquidity risk appetite and subsequently cascades it throughout the organisation. ALCO Bank has delegated the responsibilities concerning the Internal Capital and Liquidity Adequacy Assessment Process (ICLAAP) and documents, as per the ICLAAP framework of ING, to the ICLAAP Committee. The ICLAAP Committee therefore focuses on technical liquidity documents and oversees business processes and deliverables concerning ILAAP. The EB, MBB, staff departments from the CRO and CFO domain as well as Group Treasury have oversight of and are responsible for managing funding and liquidity risks.

ING’s funding and liquidity risk governance is based on the three lines of defence structure to ensure a clear division of responsibilities as well as an independent risk control challenging process.

Group Treasury and the business lines have the first line of defence functions. Group Treasury’s main responsibility is to manage ING’s (regulatory) liquidity and funding position by executing ING’s funding plan, maintaining access to both the short- and the long-term professional funding markets and managing the liquidity buffer. Business lines are responsible for managing the funding and liquidity positions from the originated business, a large part of which is replicated with Group Treasury.

At the second line of defence, Financial Risk is responsible for developing and maintaining ING’s policies, standards and guidelines on F&L risk management as well as for setting the F&L risk appetite. Furthermore, the Financial Risk function measures funding and liquidity risks, executes stress testing, provides management information and controls the liquidity and funding requirements on commercial products. The Finance function is responsible for management information and regulatory reporting related to funding and liquidity risk management.

For the third line of defence Corporate Audit Services is responsible for independently assessing the design, effectiveness and implementation of the funding and liquidity framework.

Funding and liquidity management strategy and objectives (*)

The main objective of ING’s funding and liquidity risk management is to maintain sufficient liquidity to fund the commercial activities of ING both under normal and stressed market circumstances across various geographies, currencies and tenors. This requires a diversified funding structure considering relevant opportunities and constraints.

ING’s funding consists mainly of retail and corporate deposits contributing around 50 percent and 20 percent of total funding respectively. These funding sources provide a relatively stable funding base. The remainder of the required funding is attracted primarily through a combination of long-term and short-term professional funding. Group Treasury manages the professional funding in line with the F&L risk appetite to ensure a sufficiently diversified and stable funding base.

Funding mix[1] (*)
	2020	2019
Funding type
Customer deposits (retail)	52%	51%
Customer deposits (corporate)	20%	21%
Interbank	9%	5%
Lending/repurchase agreement	6%	5%
CD/CP	2%	5%
Long-term senior debt	9%	11%
Subordinated debt	2%	2%
Total	100%	100%
1 Liabilities excluding trading securities and IFRS equity

ING’s long-term professional funding is well diversified across maturities and currencies. The main part of it is EUR and USD denominated which is in line with the currency composition of customer lending. The increase in ‘Interbank’ funding type is related to ING's participation in the TLTRO III.

ING Group long-term debt maturity profile by currency (*)
in EUR billion (nominal amounts)	2021	2022	2023	2024	2025	2026	Beyond 2026	Total
Currency
EUR	8	7	5	1	4	5	24	54
USD	2	4	3	1	0	2	10	21
Other	2	1	1	1		1	1	8
Total	13	12	9	3	4	8	35	83

ING Group long-term debt maturity profile by currency at year-end 2019 (*)
in EUR billion (nominal amounts)	2020	2021	2022	2023	2024	2025	Beyond 2026	Total
Currency
EUR	9	9	8	5	1	4	26	62
USD	3	2	4	4	1		8	22
Other	1	2	1	1	1		2	10
Total	13	14	13	10	3	4	37	94

Funding and liquidity adequacy and risk appetite (*)

ING distinguishes between several key drivers of future liquidity and funding needs:

▪Refinancing needs resulting from maturing debt and asset growth;

▪Current and future regulatory requirements;

▪Risk appetite statements set by ING’s funding and liquidity risk function;

▪The outcomes of various stress tests;

▪Ability to distribute and transfer liquidity across the Group.

Taking into consideration the abovementioned factors, ING regularly assesses its current and future liquidity adequacy and, if deemed necessary, takes steps to further improve ING’s liquidity position and to ensure sufficient counterbalancing capacity. A liquidity adequacy statement is formulated at least quarterly to substantiate and reflect the management’s view on the current funding and liquidity position as well as the potential future challenges. The quarterly adequacy statement is an important part of ING’s ILAAP process.

ING assesses its F&L adequacy through three lenses – stress, sustainability and regulatory:

▪ING evaluates its ability to withstand a period of prolonged F&L stress (idiosyncratic, market-wide, combined idiosyncratic and market-wide) which is characterised by customer deposit outflows, deterioration of funding markets access and lower liquidity value of the counterbalancing capacity;

▪ING assesses the extent to which its customers, professional counterparties and investors are comfortable with extending funding in tenors, currencies and instruments necessary to sustainably fund ING under a going-concern situation;

▪ING ascertains that it is in a position to meet both current and future regulatory requirements.

For each lens, ING has established a related set of risk appetite statements which define ING’s risk appetite commensurate with the principles of liquidity adequacy. These risk appetite statements are summarised in the next graph.

The F&L risk appetite statements are translated into a number of metrics with appropriate boundaries and instruments which are used to measure and manage ING’s funding and liquidity risk.

The risk appetite with respect to the stress lens is set to ensure there is sufficient counterbalancing capacity under various internally defined stress scenarios. Regarding the sustainability perspective, an internally defined stable funding to loans (SFL) ratio (supplemented by other metrics) is used to ensure a diversified funding base and to prevent overreliance on professional funding. Finally, the liquidity coverage ratio (LCR) and the net stable funding ratio (NSFR) regulatory metrics are monitored in terms of both ING’s risk appetite and regulatory requirements.

The LCR compares the volume of available high-quality liquid assets (HQLA) to net outflows (outflows minus inflows) over a 30-day stress scenario defined by the regulator. ING’s liquidity buffer forms a part of the counterbalancing capacity which serves as a liquidity cushion under normal and stressed conditions.

The liquidity buffer consists mainly of Level 1 assets such as government and central bank assets and are of the highest liquidity quality. Only assets that are freely available (not pledged under existing contracts) for liquidity purposes are included in the buffer. The size and composition of the liquidity buffer are driven by ING’s internal risk appetite limits as well as by regulatory requirements.

The macroeconomic and market environment are also important considerations in ING’s funding and liquidity framework.

The macroeconomic environment comprises various exogenous factors over which ING has no control but which may have a material impact on ING’s F&L position. The main macroeconomic factors analysed on a regular basis include:

▪Global and local economic performance: e.g. shifts in GDP, inflation rate, unemployment rates and public deficit/surplus;

▪Changing geopolitical trends;

▪Monetary policy with a focus on the unconventional monetary measures employed by central banks in recent years including the measures taken since the start of the Covid-19 crisis; and

▪Regulatory requirements: e.g. understanding the changing regulatory landscape as well as the impact of ING’s actions on existing regulatory boundaries.

The strategic ambitions of ING, together with the design and execution of the funding plan, are assessed under both current and projected market conditions. Key emphasis is placed on understanding overall market trends and developments, credit rating changes and peer comparison.

Liquidity stress testing (*)

Funding and liquidity stress testing forms part of the overall F&L framework. It allows ING to examine the effects of exceptional but plausible future events on ING’s liquidity position and provides insight into which entities, business lines or portfolios are vulnerable to which types of risk or scenarios.

The stress-testing framework encompasses the funding and liquidity risks of the consolidated balance sheet of ING Group including all entities, business lines as well as on and off-balance sheet positions. The net liquidity position and time-to-survive are the two main stress-testing measures. Both measures may be impacted differently under specific F&L stress scenarios and parameterisation.

The stress-testing framework considers idiosyncratic, market-wide and combined (idiosyncratic plus market-wide) stress scenarios. Moreover, it differentiates between stress events that develop in a gradual and in a fast manner. The design of the framework is based on empirical evidence supplemented by expert judgment. The framework can be extended to additional ad hoc scenarios. For example, it can be used as input for firm-wide stress testing and reverse stress testing.

In response to the Covid-19 crisis, ING has developed a dedicated corona liquidity stress-test framework that focuses on the key vulnerabilities of the crisis and their potential impact on ING’s net liquidity position and LCR. The current framework calculates the impact of severe macroeconomic stress combined with turmoil on financial markets due to a prolonged lockdown.

The outcomes of the stress testing are taken into account in all the key aspects of ING’s F&L risk framework and F&L risk management:

▪Risk Appetite Framework (through risk appetite statements);

▪risk identification and assessment;

▪monitoring the liquidity and funding position;

▪business actions (if needed);

▪contingency funding plan; and

▪early warning indicators.

The funding and liquidity stress-testing framework is also subject to regular internal validation.

In line with supervisory expectations, ING’s liquidity position is stress tested at least monthly using scenarios that form part of the F&L risk appetite statement. In addition, the results of all internal stress scenarios are monitored and assessed on a regular basis. They also serve as input in the decision on additional contingency measures.

Contingent F&L risks are addressed in the contingency funding plan with a focus on early warning indicators as well as organisation and planning of liquidity management in times of stress. The contingency funding measures are developed in conjunction with the ING Recovery Plan and are tested on a regular basis.